UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust
(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio  45247
(Address of principal executive offices)     (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio  45247
(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.
Annual Report
December 31, 2010

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Dynamic Growth Fund
t	Johnson Disciplined Large-Cap Fund
t	Johnson Disciplined Mid-Cap Fund
t	Johnson Disciplined Small-Cap Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Investment Adviser:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170
www.johnsoninv.com

JOHNSON MUTUAL FUNDS
December 31, 2010

JOHNSON MUTUAL FUNDS
December 31, 2010

February 28, 2011

Dear Shareholder:

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2010 Annual Report. On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices. The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

The following table shows how the Johnson Mutual Funds performed for 2010*

It was another good year for investors in 2010 as nearly all financial markets posted positive returns. The stock market rallied 20% since August, allowing the S&P 500 Index to end the year up 15.1%. The Dow Jones Industrial Average rose comparably. International stocks lagged, primarily as a result of the problems in Europe, but the EAFE index managed to increase 8.2%. Bonds were enjoying a very strong year until interest rates jumped before year-end, which caused a pullback. The Barclays Aggregate Index still returned 6.5%, which is in-line with historical averages.

Starting the year, there was much concern about the economy and the possibility of a double-dip recession. Those worries, along with fears about the fiscal health of many European countries, weighed on the market through the summer. With continued high unemployment and a poor housing market, it was difficult for investors to feel optimistic, despite the fact that corporate earnings have been growing consistently. We then saw some catalysts emerge to change the sentiment. The Federal Reserve announced plans to continue its stimulus plans, primarily through its quantitative easing program. The markets also moved in advance of the mid-term elections and the promise of continued lower tax rates, which materialized with a December deal. With expectations for economic growth improving, the stock market reacted very favorably.

After posting double-digit returns in consecutive years, history suggests that stocks could take a breather. However, with low interest rates and inflation, reasonable valuations, and improving economic conditions it is reasonable to expect positive results in 2011. We continue to focus on quality companies that have attractive risk/return profiles. Bonds will have a tough time matching the returns of previous years now that we are at a 45 year low in interest rates.

As always, we encourage investors to remain focused on the long-term. We appreciate the confidence that you have placed in us to serve your investment needs. Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Thank you,

Timothy E. Johnson, President
Johnson Mutual Funds

*	The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current for the most recent month end, please call 1-800-541-0170.

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2010

This past year, the Johnson Equity Income Fund returned 11.05%. The Fund trailed the Standard & Poor’s 500 Index’s return of 15.06%.

The lower quality, lower dividend yield stock outperformance that characterized 2009 continued in 2010. In fact, stocks that paid no dividends and stocks that were categorized in the lowest-yield quartile in the S&P 500 Index were the best performing categories of stocks in 2010. These results run contrary to longer- term results in which stocks categorized in the top two quartiles in terms of dividend yield have significantly outperformed both stocks categorized in the bottom quartile and the overall S&P 500 Index. The disparity in performance among stocks based on dividend yield was consistent with the theme of low quality stocks outperforming high quality stocks using other metrics as well.

Excluding management fees, security selection attributed for over 90% of the Fund’s underperformance. Stock selection in the Energy, Industrials, and Information Technology sectors was most detractive in terms of relative performance. Individual names which most underperformed their sector peers included Petrobras, Statoil ASA, Transocean, ITT, 3M, Microsoft, Cisco, Nokia, and Applied Materials. Stocks from other sectors that detracted from performance were Monsanto, Novartis, Abbott Laboratories, and Gilead Sciences. Stock selection contributed positively to performance in the Consumer Discretion, Financials, and Utilities sectors. The top five stocks that were positive contributors to performance were BHP Billiton, Coca-Cola, McDonald’s, Emerson Electric, and Chevron.

The Fund is positioned with overweights in the more defensive sectors of Health Care and Consumer Staples, but continues to carry a combined overweight in the Energy, Materials, and Industrials sectors on the cyclical end of the spectrum. One important aspect of the current positioning is that the Fund currently has its highest weighting ever in the Information Technology sector at around 16% of the portfolio due to a combination of attractive valuations and financial strength in the individual names. The strategy in the Fund is to maintain a more defensive posture focusing on higher quality companies. Given the underperformance of high quality stocks relative to lower quality stocks over the last two years, we believe we will see reversion in this theme.

The Johnson Equity Income Fund’s investment objective is to invest in a diversified portfolio consisting mainly of common stocks of high-quality large- and mid-sized companies. The Fund is suited for the conservative equity investor who is unwilling to accept full market risk. The Fund is managed to have lower volatility than the Standard & Poor’s 500 Index. The Fund will have a lower valuation and standard deviation than the overall market and a higher dividend yield. The Fund has a total return focus seeking above-average dividend income plus long-term capital appreciation.

Average Annual Total Returns As of December 31, 2010
	Equity Income Fund	S&P 500 Index
One Year	11.05%	15.06%
Three Years	-1.26%	-2.84%
Since Inception*	4.59%	2.29%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2010

This past year, the Johnson Growth Fund appreciated 8.74%. The Fund trailed the 15.06% return for the Standard and Poor’s 500 Index.

In 2010, the more cyclical sectors and industries tended to have the strongest performance as global economic growth rebounded and the U.S Federal Reserve launched Quantitative Easing 2(QE2). The best performing sectors in the S&P 500 last year were Consumer Discretionary (up 27.8%), Industrials (up 26.7%), Materials (up 22.3%) and Energy (up 20.4%). The Fund had substantial holdings in each of the best performing sectors, but we outperformed only in Industrials, where our holdings rose 46%. Our returns in the other highest performing sectors were Consumer Discretionary (up 23.6%), Energy (up 17.6%) and Materials (up 14.7%). Our holdings in the Energy and Industrial sectors accounted for over half of the overall performance for the Fund. Sectors that added the least value to the Fund were Consumer Staples and Healthcare. Healthcare was the worst performing sector in the S&P 500 for the year due primarily to investor concerns over the impact of health care reform in Washington. The Fund was overweight Healthcare most of the year. Our consumer staples stocks underperformed as more defensive sectors/stocks were shunned by investors during the year.

Stock selection accounted for the majority of the underperformance for the Fund during the year. Poor stock performance in the Consumer Staples and Technology sectors accounted for 247 basis points of underperformance. Stock selection in the Materials and Healthcare sectors accounted for another 117 basis points of underperformance. The top five contributors to performance were China National Offshore Oil, Apple Computer, Schlumberger, Potash Corp and Emerson Electric. These stocks in total added 5.42% to the absolute return of the Fund. The top five detractors from performance were Monsanto, Petrobras, Applied Materials, State Street and Research In Motion. These stocks in total subtracted 2.89% from absolute return of the Fund.

The Fund is currently overweight in the Energy, Materials, Technology and Healthcare sectors. Other than the Utility and Telecommunications sectors where we have no holdings, the biggest underweight is in the Consumer Discretionary sector. We would expect the improving economy and higher earnings to continue to move stock prices moderately higher this year. We would expect higher quality, less cyclical stocks to improve performance as economic growth broadens. We continue to find the most attractive opportunities in higher quality, large cap stocks. Large free cash flows and high cash balances should allow these companies to have many attractive uses for capital going forward.

Average Annual Total Returns As of December 31, 2010
	Growth Fund	S&P 500 Index
One Year	8.74%	15.06%
Three Years	-4.37%	-2.84%
Five Years	1.69%	2.29%
Ten Years	-0.28%	1.41%

Long-term capital growth is the objective of the Johnson Growth Fund and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DYNAMIC GROWTH FUND
Performance Review – December 31, 2010

This past year, the Johnson Dynamic Growth Fund appreciated 12.66%. The Fund underperformed the 16.71% return of the Russell 1000 Growth Index, which is the primary benchmark.

Of the five sectors that outperformed in the Standard and Poor’s 500 Index all but one outperformed in the Russell 1000 Growth Index (i.e. Energy). The four sectors that outperformed the Russell 1000 Growth Index were Consumer Discretionary (up 30%), Industrials (up 29%), Materials (up 22%) and Telecommunications (up 18%). Unfortunately, the Fund was only overweight the Materials sector of those four that outperformed and the performance of our holdings in that sector slightly outperformed the Russell 1000 Growth Index sector return. Our largest sector weight was in Technology, and our holdings in this sector gained 9% which underperformed the Russell 1000 Growth Technology sector which was up 11%. Sectors most detrimental to the Fund’s performance were Finance and Health Care. Our Finance holdings in general tended to be larger, more stable companies that underperformed Finance sector. In Health Care, holdings in biotech companies Gilead Sciences and Vertex Pharmaceuticals were primarily responsible for our negative return of 3% in the sector, which was less than the index sector return of 4%.

Sector allocation was detrimental to performance as the Fund was essentially overweight the entire year in the Energy, Finance, Health Care sectors which underperformed the Russell 1000 Growth Index. Not only did the overweight sectors hurt performance, the Fund was also underweight the two best performing sectors in Consumer Discretionary and Industrials the entire year. Poor stock picking in the Consumer Discretionary, Consumer Staples, Energy and Finance sectors could not be offset by the good stock picks in the Industrials sector. The top five detractors from performance were Monsanto, Petrobras, Transocean, Gilead Sciences and Cisco Systems. These stocks in total subtracted 3.86 percentage points from the absolute return of the Fund. The top five positive contributors to performance were Cummins, Apple, Potash, Cognizant Technology Solutions and CNOOC. These stocks in total added 830 percentage points to the absolute return of the Fund.

The Fund is currently overweight the Energy, Industrials and Materials sectors. The Fund has no weight in the Consumer Staples and the Utilities sectors as these sectors. The Fund is underweight the Technology sector but is taking a higher beta, underweight approach to this sector currently. While the Fund was positioned defensively during 2010 given the concerns regarding the sustainability of the economic recovery and policy decisions in Washington, those concerns have been lessened recently, and the Fund has mostly been repositioned to benefit from a more positive outlook going forward. The Fund will adhere to the philosophy of investing in a diversified portfolio of some of the fastest-growing small-, mid- and large-capitalization companies.

Average Annual Total Returns As of December 31, 2010
	Dynamic Growth Fund	Russell 1000 Growth Index
One Year	12.66%	16.71%
Three Years	-3.49%	-0.47%
Since Inception*	1.41%	3.75%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Dynamic Growth Fund and the primary assets are stocks of small-, mid- and large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 1000 Growth Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 1000 Growth Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED LARGE-CAP FUND
Performance Review – December 31, 2010

The Johnson Disciplined Large-Cap Fund had a total return of 20.13% in 2010. In comparison to its primary benchmark, this exceeded the S&P 500 Index’s 15.06% return.

The first half of the year included market skittishness over the creditworthiness of sovereign debt in some weaker European countries and liquidity problems in computer-driven trading, but these fears soon took a backseat to anticipation for another round of quantitative easing (i.e. Treasury purchases) by the Federal Reserve and growing confidence that the economy was unlikely to relapse into recession. The Fund’s positive relative returns can largely be attributed to stock selection, as Fund holdings outperformed their respective S&P sectors in 7 out of 10 cases.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor input during the year related to a greater emphasis on investing in smaller-sized companies.

Many of the Fund’s top contributors during the year were in the Technology sector. Apple Inc. gained 53%, driven by strong product launches for its popular iPhone and iPad products. Two other Tech companies, SanDisk and Broadcom, also greatly exceeded earnings expectations during the year, and investors responded with enthusiasm. Other beneficiaries of a cyclical earnings recovery included old economy companies too, such as Limited Brands and Ford. Many of the Fund’s worst performers, such as International Paper, NVIDIA, and Office Depot, were sold in early fall, ahead of the market rally.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund continues to adjust its factor weights to slightly emphasize value inputs over growth. However, this does not change the conclusion that some of the best opportunities appear to be in the two sectors that had the strongest revenue growth last year: Technology and Energy.

Average Annual Total Returns As of December 31, 2010
	Disciplined Large-Cap Fund	S&P 500 Index
One Year	20.13%	15.06%
Three Years	-3.01%	-2.84%
Since Inception*	0.72%	2.29%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Large-Cap Fund and the primary assets are equity securities of larger sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED MID-CAP FUND
Performance Review – December 31, 2010

The Johnson Disciplined Mid-Cap Fund had a total return of 28.52% in 2010. This exceeded the Russell Midcap Index’s 25.47% return. The first half of the year included market skittishness over the creditworthiness of sovereign debt in some weaker European countries and liquidity problems in computer-driven trading, but these fears soon took a backseat to anticipation for another round of quantitative easing (i.e. Treasury purchases) by the Federal Reserve and growing confidence that the economy was unlikely to relapse into recession. The Fund’s positive relative returns can largely be attributed to stock selection, as Fund holdings outperformed their respective S&P sectors in 7 out of 10 cases. Other performance enhancers included a small relative weight in the underperforming Utilities sector, and overweight positions in the Consumer Discretionary and Technology.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor input during the year related to a greater emphasis on investing in smaller-sized companies. Smaller companies tend to be more domestic in nature than very large companies, thus they had less exposure to global economic concerns.

The Fund’s top contributor for the period was Netflix Inc., a movie rental service, which more than tripled in price as it continued to deliver positive earnings surprises. Other big winners in the Consumer segment included Herbalife Ltd. and Williams-Sonoma, which both far exceeded earnings expectations. In addition, a cyclical recovery helped earnings and stock prices show excellent gains for Fund holdings such as CNH Global N.V., TRW Automotive Holdings, and Vishay Intertechnology. Many of the Fund’s worst performers, such as NVIDIA, KB Home, and Brocade Communications Systems, were sold ahead of the market’s year-end rally.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund continues to adjust its factor weights to slightly emphasize value inputs over growth. However, this does not change the conclusion that some of the best opportunities today and the Fund’s largest weight reside in a sector with a growth profile, Technology.

Average Annual Total Returns As of December 31, 2010
	Disciplined Mid-Cap Fund	Russell MidCap Index	S&P MidCap Index
One Year	28.52%	25.47%	26.64%
Three Years	0.78%	1.05%	3.51%
Five Years	4.10%	4.66%	5.72%
Ten Years	4.00%	6.54%	7.15%

Long-term capital growth is the objective of the Johnson Disciplined Mid-Cap Fund and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Indices’ share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the indices do not incur fees. A shareholder cannot invest directly in the S&P MidCap Index or the Russell MidCap Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell MidCap Index is the established benchmark and the S&P MidCap is a supplementary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON DISCIPLINED SMALL-CAP FUND
Performance Review – December 31, 2010

The Johnson Disciplined Small-Cap Fund had a total return of 12.19% in 2010. This trailed the Russell 2000 Index’s 26.85% return. The first half of the year included market skittishness over the creditworthiness of sovereign debt in some weaker European countries and liquidity problems in computer-driven trading, but these fears soon took a backseat to anticipation for another round of quantitative easing (i.e. Treasury purchases) by the Federal Reserve and growing confidence that the economy was unlikely to relapse into recession. Poor stock selection was the primary cause of the Fund’s underperformance, especially in the Technology and Consumer Discretionary sectors, where the Fund had too many companies with very disappointing earnings reports.

The Fund generally invests in the stocks of companies that offer a combination of attractive earnings growth, reasonable valuation, good momentum, and improving profitability. A multi-factor, quantitative approach is used to capture these characteristics in a consistent manner. The best factor inputs during the year related to mean reversion, in stark contrast to the ineffectiveness of momentum factors.

The top contributor during the period was Entropic Communications, a technology provider of solutions to enable connected home entertainment that had much stronger than expected earnings. The Fund also owned Keithley Instruments, an electronic instruments company that was acquired by Danaher Corp. for more than a 70% premium to the pre-announcement price. Other top performers included Pacific Capital Bancorp, Boise Inc., BGC Partners, and Noranda Aluminum Holdings. Many of the Fund’s worst performers, such as Quantum Corp., TeleCommunication Systems Inc., and Banner Corp., were sold in the third quarter, ahead of the market rally.

As always, the Fund will remain true to its disciplined, quantitative approach of using multiple fundamental factors in its stock selection. Based on our economic inputs and recent factor performance, the Fund continues to adjust its factor weights to slightly emphasize value inputs over growth. However, this does not change the conclusion that some of the best opportunities today and the Fund’s largest weight reside in a sector with a growth profile, Technology.

Average Annual Total Returns As of December 31, 2010
	Disciplined Small-Cap Fund	Russell 2000 Index
One Year	12.19%	26.85%
Three Years	-8.38%	2.22%
Since Inception*	-4.10%	4.47%

*	Fund Inception was December 30, 2005.

Long-term capital growth is the objective of the Johnson Disciplined Small-Cap Fund and the primary assets are equity securities of small-sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Russell 2000 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2010

The Johnson Realty Fund posted a rate of return of 26.46% for year ending December 31, 2010 compared to a return of 27.95% for the National Association of Real Estate Investment Trust Index (NAREIT Index).

While the year was still characterized by higher than normal volatility, it declined from levels experienced in 2008 and 2009. This volatility reflects the continued uncertainty about access to capital and the overall concerns about commercial real estate’s fundamentals. In 2010 REIT companies were able to raise more than $20 billion in capital through new equity issuance, and there was a resurgence in initial public offerings (IPOs), accounting for $1.9 billion in new capital. REIT companies are also expected to post a positive rate of earnings growth in 2011, indicating an improving underlying operating environment.

REITs own real, income producing assets. The combination of underlying holdings of real assets, improved capital availability and their inherent leverage to the economic activity, should make REITs relatively attractive during periods of economic improvement. Fundamentals appear to be improving. A remaining concern is that overall valuation of the asset class, based on price to earnings ratios is still high.

The Johnson Realty Fund experienced mixed results from property type selection. An overweight in Residential benefitted the portfolio as it was best performing property type. This was offset by the Office/Industrial overweight, which was near the bottom in terms of property performance. Individual stock returns were hindered by the bias towards lower quality companies, which we have witnessed throughout the overall stock market. The best performing stocks in the NAREIT index for the year were those with above average leverage, shorter lease terms and higher beta. The Fund’s philosophical approach is to focus on higher quality, more predictable cash flow companies. This was in contrast with the best performing names for the year. We did have seven out of the top ten holdings in the Realty Fund outperform the benchmark, but only three by a meaningful amount. The two largest detractors to performance were Plum Creek Timber (PCL) up only 3.5% and Mack-Cali Realty (MAC), up only 1.3%. Plum Creek was hurt by the lack of new construction domestically.

The fundamental risk in REITs appears to be decreasing as the domestic economy continues to show signs of recovery. Valuation risk remains, but may be overcome in the near terms by the improvement in fundamental, lead by a stabilization in vacancy rates and increasing construction/acquisition activity. The Fund’s philosophy is to remain fully invested in REITs. We will continue to focus on high quality companies possessing better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will continue to provide investors with asset class like returns.

Average Annual Total Returns As of December 31, 2010
	Realty Fund	NAREIT Index
One Year	26.46%	27.95%
Three Years	-1.89%	0.65%
Five Years	0.82%	3.03%
Ten Years	8.34%	10.76%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The NAREIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2010

The Johnson International Fund had a total return of 12.00% in 2010, exceeding the MSCI EAFE Index’s 7.75% return. This also surpassed the performance of the MSCI All Country World Index, a broader international index that returned 11.15%.

After suffering through a weak first half of the year as credit concerns with Europe flared up again, the international markets staged a strong rally in the second half of the year as investors looked forward to another round of quantitative easing (i.e. Treasury purchases) by the Federal Reserve and gained some confidence that the economy was unlikely to relapse into recession. The Fund’s broad exposure to emerging markets, helped improve upon the returns that were available in developed markets.

From a sector standpoint, the Fund maintained an underweight position in Finance, which proved additive amid the European credit worries. In addition, rising commodities prices helped the Fund’s positioning in the Energy and Materials sectors, which accounted for about one-fourth of the portfolio’s total weight.

The Fund generally invests in the ADR’s and U.S.-listed shares of foreign companies that offer a combination of strong growth, attractive valuation, and improving profitability. The Fund’s top two stocks by performance contribution were Potash Corporation of Saskatchewan Inc., a Canadian potash producer that received a takeover offer from Australia’s BHP, and CNOOC Ltd., a large Chinese oil company. Two of the worst performers were Banco Santander SA, a large Spanish-based bank that has seen earnings declines and credit concerns pressure its stock, and Petroleo Brasileiro SA (Petrobras), a Brazilian oil company that undertook a capital raising plan during the year.

Diversification by sector, country, region, and company remains an important objective. As of December 31st, the Fund held 152 stocks and the ten largest holdings accounted for 16% of the total weight. We continue to maintain exposure to the emerging markets, as they seem to offer stronger relative long-term growth opportunities, owing to favorable demographic trends and economic development. Natural resources companies continue to be of interest, and demand increases should continue to keep prices firm. Given the unresolved fiscal woes of some of the European countries and the tenuous capital levels of banks, we remain cautious on global financial services stocks. We do continue to maintain a representative weight in Europe, as we believe there are still many European companies that have financial strength and globally diversified opportunities to grow their businesses. A key attribute of the Fund’s international focus is to allow exposure to countries where economic growth is likely to exceed that available in the United States.

Average Annual Total Returns As of December 31, 2010
	International Fund	MSCI EAFE Index	MSCI ACWI ex US Index
One Year	12.00%	7.75%	11.15%
Since Inception*	26.68%	22.06%	28.21%

Asset Allocation by Country
Japan	15.3%	Hong Kong	3.9%
United Kingdom	13.5%	India	2.8%
Other*	9.8%	Sweden	2.8%
Canada	8.9%	Mexico	2.2%
Germany	6.0%	Spain	2.2%
Switzerland	5.9%	Netherlands	2.1%
France	5.8%	Chile	1.6%
Australia	5.4%	Italy	1.4%
Brazil	4.9%	Taiwan	1.3%
China	4.2%

*	Countries in “Other” category include: Argentina, Denmark, Finland, Israel, Norway, Peru, Russia, South Africa, South Korea, and Singapore.

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts.) The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI EAFE Index is the primary benchmark, and the MSCI ACWI ex US Index is a supplementary index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2010

The Johnson Fixed Income Fund provided a total return of 6.02% for 2010 compared to a 6.54% return for the Barclays Capital Aggregate Index.

Improving economic expectations pushed interest rates higher during the fourth quarter, resulting in the first quarterly negative return for bonds in more than two years. The Fund still provided solid returns for the year as yield spreads tightened, but the curve steepened during the period, back to near record levels and roughly where it began the year. The Fund’s emphasis on corporate bonds and modestly longer-than benchmark maturity structure were additive to performance for the year. The Fund’s lack of five to ten-year maturity bonds and commercial mortgage-backed securities detracted from performance.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market. First, it maintains a large exposure to investment grade corporate bonds diversified by sector. Although corporate yield spreads have tightened from record levels the past two years, they remain attractive compared to history and further improvement economically should lead to outperformance again in 2011. We believe that Financials and Utilities will lead this yield spread compression. In addition, we have recently targeted a 10% commitment to quality taxable municipals. Yields widened in these securities as supply rushed to the market ahead of the expiration of the Build America Bond program. Some investors are concerned about the depth of the financial strains on many municipalities, but this is a highly differentiated market and many quality securities have been undervalued, providing an opportunity to investors. Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds. Relative to the benchmark, the Fund has less government-related securities (Treasuries, Agencies and Mortgage-backed securities) and more corporate bonds and taxable municipal bonds as indicated by the Sector Allocation Chart.

Additionally, we believe the yield curve will flatten going forward and have postured the portfolio to capitalize on this by deemphasizing the 5 to 10 year maturity range relative to the benchmark. Historically, as the yield curve flattens, a combination of 5-year and shorter and 20-year and longer maturities has outperformed maturity structures more concentrated in the 5-10 year maturity range. Our overall duration exposure of the portfolio is approximately neutral to the market. We believe our current combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

Average Annual Total Returns As of December 31, 2010
	Fixed Income Fund	Barclays Aggregate Index
One Year	6.02%	6.54%
Three Years	6.17%	5.90%
Five Years	5.72%	5.80%
Ten Years	5.25%	5.84%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Aggregate Index. The Barclays Aggregate Index is the benchmark The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2010

The Johnson Municipal Income Fund provided a 1.96% return for 2010 compared to a 3.18% return for the Barclays Capital 5-Year General Obligation Municipal Index.

The Fund’s emphasis on Ohio municipalities detracted from performance as Ohio municipal bonds did not keep pace with the overall municipal bond market during the year. In addition, the longer-than benchmark maturity structure of the Fund with exposure to maturities longer than seven years detracted from performance, particularly in the fourth quarter.

Yields on municipal bonds moved higher toward the end of the year as concerns grew about financial strains on municipalities and the expiration of the Build America Bond Program. Some investors are concerned about the depth of the financial strains on many municipalities, but this is a highly differentiated market and many quality securities have been mispriced, providing an opportunity to investors. Municipalities across the nation are dealing with the dilemma of balancing budgets in the midst of a poor economic climate and reduced revenues. By law, most municipalities are required to balance their budgets annually, so each is going through the pain-staking process of attempting to do so. While painful, this process rarely results in default for high quality issuers where there is often ample flexibility to improve the deficit position of the municipality. High quality municipals can and should perform quite well compared to other high quality, fixed income alternatives even in the midst of this very challenging environment.

The Fund maintains a strict focus on quality municipal issuers as indicated by the Quality Allocation Chart. Over 85% of the Fund is rated AA or higher. Over the past three years, we have made a proactive and concerted effort to increase the underlying credit quality of our municipal bond holdings in the Fund. Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds. We have avoided states most affected by high debt levels, weak demographics and poor economic trends. We have instituted additional processes to identify municipalities with deteriorating fundamentals. We have avoided sectors of the bond market more prone to default in difficult times such as industrial development revenue bonds and lower quality healthcare issuers. As a further safeguard, we have continued to diversify holdings outside of the state of Ohio. The Fund now has approximately 25% of its holdings in states other than Ohio. While we expect defaults and volatility to be higher than in the past, we believe our buy discipline, fundamental credit review process and relatively shorter average maturity will provide superior risk-adjusted, after tax return for clients.

Average Annual Total Returns As of December 31, 2010
	Municipal Income Fund	Barclays 5 Year G.O. Index
One Year	1.96%	3.18%
Three Years	4.16%	5.43%
Five Years	3.95%	4.96%
Ten Years	3.82%	4.78%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees, whereas the Index does not incur fees. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	20,950	1,905,403
BHP Billiton Ltd., – ADR	19,300	1,793,356
Praxair, Inc.	11,200	1,069,264
Total For Materials – 8.2%		$4,768,023
3M Company	20,345	1,755,774
Emerson Electric Company	20,190	1,154,262
ITT Corporation	34,030	1,773,303
Total For Industrials – 8.0%		$4,683,339
AT&T Incorporated	36,000	1,057,680
Verizon Communications	33,030	1,181,813
Total For Telecomm Services – 3.8%		$2,239,493
Coca Cola Company	26,990	1,775,132
Colgate-Palmolive Company	21,300	1,711,881
Kellogg Company	32,940	1,682,575
Nestle SA – ADR	18,800	1,105,816
Pepsico, Incorporated	26,635	1,740,065
Procter & Gamble Company	35,710	2,297,224
Wal-Mart Stores, Inc.	32,900	1,774,297
Total For Consumer Staples – 20.7%		$12,086,990
Comcast Corporation – Class A Special	60,450	1,257,965
McDonald’s Corporation	15,200	1,166,752
Total For Consumer Discretionary – 4.2%		$2,424,717
Chevron Corporation	26,135	2,384,819
Schlumberger Ltd.	17,200	1,436,200
Spectra Energy Corporation	45,700	1,142,043
Statoil ASA – ADR	101,200	2,405,524
Total For Energy – 12.6%		$7,368,586
Allstate Corporation	32,685	1,041,998
AON Corporation	25,400	1,168,654
Bank of New York Mellon Corp	57,862	1,747,432
RenaissanceRe Holdings, Ltd.	18,500	1,178,265
Total For Financial Services – 8.8%		$5,136,349
Abbott Laboratories	47,880	2,293,931
Bard (C.R.), Incorporated	12,450	1,142,537
Becton, Dickinson and Company	13,820	1,168,066
Bristol-Myers Squibb Company	39,200	1,038,016
Gilead Sciences Inc.*	32,450	1,175,988
Medtronic, Inc.	44,300	1,643,087
Total For Health Care – 14.5%		$8,461,625
Accenture PLC – Class A	26,600	1,289,834
Adobe Systems, Inc.*	38,000	1,169,640
Cisco Systems, Inc.*	59,200	1,197,616
International Business Machines Corporation	11,600	1,702,416
Microsoft Corporation	61,985	1,730,001
Qualcomm, Inc.	26,900	1,331,281
Total For Information Technology – 14.5%		$8,420,788
Nextera Energy Incorporated	33,620	1,747,904
Total For Utilities – 3.0%		$1,747,904
Total Portfolio Value: 98.3%		$57,337,814
(Identified Cost $49,077,173)
Other Assets Less Liabilities: 1.7%		$988,140
Total Net Assets: 100.0%		$58,325,954
*	Non-income producing security.

ADR – American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Air Products and Chemicals, Inc.	9,400	854,930
BHP Billiton LTD – ADR	10,100	938,492
Potash Corporation of Saskatchewan, Inc.	5,090	788,085
Vale – ADR	23,700	819,309
Total For Materials – 8.5%		$3,400,816
3M Company	13,860	1,196,118
Emerson Electric Company	14,200	811,814
Eaton Corporation	8,000	812,080
Illinois Tool Works	15,625	834,375
Norfolk Southern Corporation	12,900	810,378
Total For Industrials – 11.1%		$4,464,765
Kellogg Company	15,650	799,402
Pepsico, Incorporated	17,700	1,156,341
Procter & Gamble Company	18,400	1,183,672
Wal-Mart Stores, Inc.	22,000	1,186,460
Total For Consumer Staples – 10.8%		$4,325,875
Gamestop Corporation – Class A*	33,900	775,632
Kohl’s Corporation*	14,900	809,666
McDonald’s Corporation	10,390	797,536
Nordstrom, Incorporated	18,800	796,744
Total For Consumer Discretionary – 7.9%		$3,179,578
Baker Hughes, Incorporated	21,400	1,223,438
Chevron Corporation	10,220	932,575
CNOOC Limited – ADR	5,480	1,306,268
Petroleo Brasileiro S.A. – ADR	23,520	889,997
Schlumberger Ltd.	19,425	1,621,987
Statoil ASA – ADR	35,600	846,212
Total For Energy – 17.0%		$6,820,477
AON Corporation	19,000	874,190
Bank of New York Mellon Corp	40,385	1,219,627
Franklin Resources, Inc.	6,920	769,573
JP Morgan Chase & Company	29,500	1,251,390
RenaissanceRe Holdings Ltd.	13,000	827,970
Total For Financial Services – 12.3%		$4,942,750
Abbott Laboratories	22,180	1,062,644
Celgene Corp*	20,700	1,224,198
Gilead Sciences Inc*	29,440	1,066,906
Medco Health Solutions, Inc.*	12,980	795,285
Medtronic, Inc.	18,200	675,038
Total For Health Care – 12.0%		$4,824,071
Accenture PLC – Class A	16,470	798,630
Adobe Systems Inc.*	27,500	846,450
Apple Computer, Incorporated*	3,825	1,233,792
Cisco Systems, Inc.*	51,900	1,049,937
Google Inc. – Class A*	1,930	1,146,362
International Business Machines Corp.	8,650	1,269,474
Microsoft Corporation	30,700	856,837
Qualcomm, Inc.	19,400	960,106
Total For Information Technology – 20.3%		$8,161,588
Total Portfolio Value: 99.9%		$40,119,920
(Identified Cost $34,425,776)
Other Assets Less Liabilities: 0.1%		$26,559
Total Net Assets: 100.0%		$40,146,479
*	Non-income producing security.

ADR – American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
CF Industries Holdings, Inc.	940	127,041
Cliffs Natural Resources Incorporated	1,250	97,512
Eldorado Gold Corporation*	12,080	224,326
Freeport McMoran Copper & Gold	2,000	240,180
Mosaic Company	1,900	145,084
Potash Corporation of Saskatchewan, Inc.	2,560	396,365
Walter Energy, Inc.	1,000	127,840
Total For Materials – 11.5%		$1,358,348
Caterpillar, Inc.	1,325	124,099
Cummins, Incorporated	2,570	282,726
Eaton Corporation	3,590	364,421
Emerson Electric Company	4,300	245,831
Joy Global Inc.	1,400	121,450
Norfolk Southern Corporation	5,690	357,446
Union Pacific Corporation	2,600	240,916
Waste Connections	4,500	123,885
Total For Industrials – 15.7%		$1,860,774
Amazon.com Inc.*	1,270	228,600
Chipotle Mexican Grill, Inc.*	540	114,836
Gamestop Corporation – Class A*	9,400	215,072
Johnson Controls Inc.	5,875	224,425
Kohls Corporation*	5,040	273,874
McDonald’s Corporation	1,550	118,978
Netflix Inc.*	575	101,027
Nike Incorporated, Class B	1,375	117,453
Priceline.com Inc.*	575	229,741
Total For Consumer Discretionary – 13.7%		$1,624,006
Carbo Ceramics Inc.	1,490	154,275
CNOOC Limited – ADR	1,630	388,543
Concho Resources Inc.*	800	70,136
Core Laboratories N.V.	4,200	374,010
FMC Technologies Inc.*	1,350	120,029
Halliburton Company	3,725	152,092
Schlumberger Ltd.	4,680	390,780
Seadrill Ltd.	5,060	171,635
Tenaris SA – ADR	2,250	110,205
Whiting Petroleum Corporation*	1,100	128,909
Total For Energy – 17.4%		$2,060,614
American Express Company	2,790	119,747
Franklin Resources, Inc.	1,000	111,210
Gamco Investors Inc.	5,000	240,050
Goldman Sachs Group, Inc.	1,470	247,195
Total For Financial Services – 6.1%		$718,202
Celgene Corp*	4,045	239,221
Express Scripts Inc.*	4,400	237,820
Gilead Sciences Inc*	5,650	204,756
Medco Health Solutions, Inc.*	3,880	237,728
Vertex Pharmaceuticals Incorporated*	3,270	114,548
Total For Health Care – 8.7%		$1,034,073
Adobe Systems Incorporated*	12,475	383,980
Apple Inc.*	2,300	741,888
Applied Materials, Inc.	12,850	180,542
Aruba Networks Incorporated*	2,700	56,376
Autodesk Inc.*	2,800	106,960
Baidu.com ADR*	1,100	106,183
Cognizant Technology Solutions Corporation*	4,110	301,222
EMC Corporation*	9,875	226,138
F5 Networks*	1,000	130,160
Fortinet Inc.*	3,500	113,225
Google Inc. – Class A*	680	403,900
Juniper Networks Inc.*	3,500	129,220
Salesforce.com, Inc.*	1,740	229,680
Total For Information Technology – 26.2%		$3,109,474
Total Common Stocks: 99.3%		$11,765,491
(Common Stock Identified Cost $10,132,446)

The accompanying notes are an integral part of these financial statements.

DYNAMIC GROWTH FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Face	Fair Value
Fixed Income Securities
Gamco Investors Incorporated Debentures, 0% Due 12/31/15*	17,600	$13,180
Total Fixed Income: 0.1%		$13,180
(Fixed Income Identified Cost $17,600)
Total Portfolio Value: 99.4%		$11,778,671
(Identified Cost $10,150,046)
Other Assets Less Liabilities: 0.6%		$68,871
Total Net Assets: 100.0%		$11,847,542
*	Non-income producing security.

ADR – American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Alcoa Inc.	3,700	56,943
Cliffs Natural Resources Incorporated	900	70,209
Freeport-McMoran Copper & Gold Inc.	700	84,063
Newmont Mining Corporation	1,000	61,430
Total For Materials – 4.2%		$272,645
CSX Corporation	1,000	64,610
Grainger (W.W), Incorporated	600	82,866
Norfolk Southern Corporation	1,000	62,820
Ryder System, Incorporated	1,300	68,432
Southwest Airlines	4,700	61,006
Total for Industrials – 5.2%		$339,734
MetroPCS Communications, Inc.*	8,600	108,618
Total for Telecomm Services – 1.7%		$108,618
Archer Daniels Midland Company	1,800	54,144
Dr. Pepper Snapple Group	1,700	59,772
Whole Foods Market, Inc.*	2,100	106,239
Total For Consumer Staples – 3.4%		$220,155
Big Lots, Inc.*	2,300	70,058
Carmax Incorporated*	2,700	86,076
Carnival Corporation	1,600	73,776
CBS Corporation – Class B	3,400	64,770
D. R. Horton, Inc.	6,000	71,580
Discovery Communications Incorporated*	1,500	62,550
Ford Motor Company*	5,900	99,061
Gannett Company, Incorporated	3,500	52,815
Goodyear Tire & Rubber Company*	4,500	53,325
Interpublic Group of Companies*	5,700	60,534
Johnson Controls, Inc.	1,900	72,580
Limited Brands, Inc.	3,000	92,190
News Corporation Inc. – Class A	4,100	59,696
Pulte Group, Inc.*	6,700	50,384
Washington Post Company	160	70,320
Whirlpool Corporation	700	62,181
Total For Consumer Discretionary – 16.8%		$1,101,896
Chevron Corporation	1,200	109,500
Hess Corporation	1,000	76,540
Marathon Oil Corp.	1,800	66,654
Murphy Oil Corporation	1,100	82,005
Sunoco, Inc.	1,900	76,589
Tesoro Petroleum Corporation*	4,500	83,430
Valero Energy Corporation	3,400	78,608
Total For Energy – 8.7%		$573,326
Ace Limited	1,100	68,475
Aflac Incorporated	2,500	141,075
Ameriprise Financial, Inc.	1,900	109,345
Berkshire Hathaway Inc. – Class B*	1,000	80,110
Capital One Financial Corp.	1,400	59,584
CB Richard Ellis Group, Inc.*	4,300	88,064
Discover Financial Services	6,600	122,298
KeyCorp	8,000	70,800
Metlife, Inc.	1,500	66,660
Moody’s Corporation	2,500	66,350
Morgan Stanley	2,300	62,583
NYSE Euronext	2,000	59,960
Prudential Financial, Inc.	1,200	70,452
The Travelers Companies, Inc.	1,200	66,852
Unum Group	2,500	60,550
Weyerhaeuser Company	3,700	70,041
Total For Financial Services – 19.3%		$1,263,199
AmerisourceBergen Corporation	4,240	144,669
Cardinal Health, Inc.	1,600	61,296
Express Scripts, Inc.*	1,600	86,480
Gilead Sciences, Inc.*	800	28,992
Humana Incorporated*	1,400	76,636
Intuitive Surgical, Inc.*	170	43,818
Medco Health Solutions, Inc.*	950	58,206
Total For Health Care – 7.6%		$500,097
Advanced Micro Devices, Inc.*	6,800	55,624
Altera Corporation	2,400	85,392
Analog Devices, Inc.	2,000	75,340
Apple, Inc.*	500	161,280
Applied Materials, Incorporated	4,800	67,440
Broadcom Corp*	3,500	152,425

The accompanying notes are an integral part of these financial statements.

DISCIPLINED LARGE-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Cognizant Technology Solutions Corp.*	1,300	95,277
Computer Sciences Corporation*	2,100	104,160
Corning Incorporated	3,200	61,824
Dell, Inc.*	4,600	62,330
Harris Corporation	1,100	49,830
Intel Corporation	3,300	69,399
Jabil Circuit, Inc.	9,160	184,024
Lexmark International, Inc.*	1,600	55,712
LSI Corp.*	12,900	77,271
Microchip Technology	1,800	61,578
Micron Technology, Inc.*	6,400	51,328
Motorola Inc.*	7,600	68,932
National Semiconductor Corporation	4,600	63,296
SanDisk Corporation*	2,100	104,706
Tellabs Incorporated	8,300	56,274
Teradyne, Inc.*	5,600	78,624
Xilinx, Incorporated	2,500	72,450
Total For Information Technology – 29.2%		$1,914,516
Pepco Holdings, Inc.	3,100	56,575
Total For Utilities – 0.9%		$56,575
Total Common Stocks: 97.0%		$6,350,761
(Common Stock Identified Cost $5,080,523)
Real Estate Investment Trusts (REITs)
Public Storage, Inc.	700	70,994
Total REITs: 1.1%		$70,994
(REITs Identified Cost $48,052)
Total Portfolio Value: 98.1%		$6,421,755
(Identified Cost $5,128,575)
Other Assets Less Liabilities: 1.9%		$130,410
Total Net Assets: 100.0%		$6,552,165
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Cabot Corporation	15,000	564,750
Domtar Corporation	5,200	394,784
Grief Inc. – CL A	4,500	278,550
Huntsman Corporation	45,300	707,133
Intrepid Potash Inc.*	9,600	357,984
Lubrizol Corporation	3,700	395,456
Schnitzer Steel Industries, Inc.	6,700	444,813
Scotts Miracle-Gro Company – CL A	5,900	299,543
Steel Dynamics Inc.	20,200	369,660
Valspar Corp	9,100	313,768
Weyerhaeuser Company	16,000	302,880
Total For Materials – 10.0%		$4,429,321
Agco Corp*	6,800	344,488
CNH Global N.V.*	11,100	529,914
General Cable Corporation*	11,000	385,990
Hertz Global Holdings Incorporated*	28,800	417,312
Navistar International*	5,300	306,923
Oshkosh Corporation*	7,200	253,728
Owens Corning Incorporated*	8,800	274,120
Regal-Beloit Corporation	4,500	300,420
Ryder System, Incorporated	6,600	347,424
Toro Company	5,400	332,856
United Continental Holdings Corp*	13,000	309,660
Total For Industrials – 8.6%		$3,802,835
MetroPCS Communications, Inc.*	45,600	575,928
TW Telecom Inc.*	16,000	272,800
Total For Telecommunications – 1.9%		$848,728
Corn Products International, Inc.	8,100	372,600
Herbalife LTD.	11,300	772,581
Tyson Foods Incorporated	18,200	313,404
Total For Consumer Staples – 3.3%		$1,458,585
Autoliv Inc.*	6,300	497,322
Autonation, Inc.*	11,900	335,580
CarMax, Inc.*	12,500	398,500
CBS Corporation – Class B	18,200	346,710
Clear Channel Outdoor Holdings, Inc.*	26,600	373,464
Discovery Communications, Incorporated*	16,700	696,390
Federal-Mogul Corporation*	16,000	330,400
Footlocker Inc.	20,400	400,248
Goodyear Tire & Rubber Company*	22,900	271,365
Hyatt Hotels Corp*	6,800	311,168
Interpublic Group of Companies*	27,900	296,298
Kar Auction Services Inc.*	22,000	303,600
Lear Corporation*	4,000	394,840
Liberty Global Inc. – Class A*	8,100	286,578
Office Depot Inc.*	38,900	210,060
Pulte Group, Inc.*	31,200	234,624
Royal Caribbean Cruises LTD*	9,800	460,600
Tempur-Pedic International*	9,900	396,594
Thor Industries Inc.	9,300	315,828
TRW Automotive Holdings Corp.*	10,400	548,080
Washington Post Company	600	263,700
Williams-Sonoma, Inc.	19,800	706,662
Total For Consumer Discretionary – 18.7%		$8,378,611
Arch Coal Inc.	11,600	406,696
Frontier Oil Corporation*	21,900	394,419
Holly Corporation	11,600	472,932
Murphy Oil Corporation	4,400	328,020
Seacor Holdings, Inc.*	3,100	313,379
Sunoco, Inc.	8,100	326,511
Tesoro Petroleum Corporation*	22,800	422,712
Valero Energy Corporation	16,000	369,920
Total For Energy – 6.8%		$3,034,589
Allied World Assurance Holdings, Limited	6,000	356,640
Ameriprise Financial, Inc.	5,700	328,035
Ares Capital Corporation	18,200	299,936
Aspen Insurance Holdings Limited	10,600	303,372
Assured Guaranty LTD	16,300	288,510
Axis Capital Holdings Limited	8,700	312,156
CB Richard Ellis Group, Inc.*	21,100	432,128
East West Bancorp	16,600	324,530
Jones Lang LaSalle Incorporated	3,700	310,504

The accompanying notes are an integral part of these financial statements.

DISCIPLINED MID-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Keycorp	40,600	359,310
NYSE Euronext	9,600	287,808
OneBeacon Insurance Group, Ltd.	20,500	310,780
Protective Life Corporation	13,800	367,632
Validus Holdings, Ltd.	11,100	339,771
Total For Financial Services – 10.4%		$4,621,112
AmerisourceBergen Corporation	36,100	1,231,732
Community Health Systems Inc.*	9,300	347,541
Health Management Associates, Inc. – Class A*	107,000	1,020,780
Health Net Inc.*	10,600	289,274
SXC Health Solutions Corporation*	7,400	317,164
Teleflex Incorporated	5,100	274,431
The Cooper Companies, Inc.	8,300	467,622
Warner Chilcott PLC CL A	11,700	263,952
Total For Health Care – 9.5%		$4,212,496
Advanced Micro Devices, Inc.*	34,800	284,664
Altera Corporation	10,400	370,032
Analog Devices, Inc.	9,000	339,030
Atheros Communications*	9,100	326,872
Avago Technologies LTD	12,700	360,839
AVX Corporation	21,000	324,030
Cadence Design System Inc.*	35,600	294,056
Echostar Corporation*	14,500	362,065
Factset Research Systems, Inc.	5,000	468,800
Fairchild Semiconductor International*	32,400	505,764
Harris Corporation	5,900	267,270
Intersil Corporation	20,600	314,562
Itron*	4,300	238,435
Jabil Circuit, Inc.	28,400	570,556
JDS Uniphase Corp.*	26,600	385,168
Lam Research Corporation*	7,600	393,528
Lexmark International, Inc.*	7,600	264,632
Marvell Technology Group, Limited*	14,700	272,685
Microchip Technology	9,200	314,732
Micron Technology Incorporated*	30,200	242,204
Micros System*	8,600	377,196
National Semiconductor Corporation	22,000	302,720
Novellus Systems, Inc.*	10,500	339,360
On Semiconductor Corp.*	40,700	402,116
PMC-Sierra, Inc.*	36,000	309,240
SanDisk Corporation*	10,200	508,572
Sunpower Corporation*	19,800	254,034
Tech Data Corporation*	7,500	330,150
Tellabs Incorporated	40,000	271,200
Teradyne*	28,400	398,736
Vishay Intertechnology*	39,300	576,924
Vishay Precision Group Incorporated*	18,707	352,440
Xilinx, Incorporated	12,500	362,250
Zebra Technologies Corp – Class A*	8,100	307,719
Total For Information Technology – 27.0%		$11,992,581
Allegheny Energy, Inc.	12,600	305,424
Pepco Holdings Inc.	15,000	273,750
Total For Utilities – 1.3%		$579,174
Total Common Stocks: 97.5%		$43,358,032
(Common Stock Identified Cost $32,568,222)
Real Estate Investment Trusts (REITs)
Chimera Investment Corporation	69,800	286,878
Hospitality Properties Trust	13,400	308,736
Rayonier, Inc.	5,500	288,860
Total REITs: 2.0%		$884,474
(REIT Identified Cost $836,147)
Total Portfolio Value: 99.5%		$44,242,506
(Identified Cost $33,404,369)
Other Assets Less Liabilities: 0.5%		$213,630
Total Net Assets: 100.0%		$44,456,136
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Buckeye Technologies	3,700	77,737
Clearwater Paper Corporation*	900	70,470
Ferro Corporation*	5,000	73,200
Glatfelter	4,200	51,534
Horsehead Holding Corporation*	4,100	53,464
Kraton Performance Polymers, Incorporated*	1,700	52,615
Noranda Aluminum Holdings Corporation*	5,900	86,140
Omnova Solutions Inc.*	9,200	76,912
Polyone Corporation*	4,800	59,952
Quaker Chemical Corporation	1,800	75,006
Stepan Company	700	53,389
TPC Group, Incorporated*	1,800	54,576
United States Lime & Mineral Incorporated*	1,200	50,556
Verso Paper Corporation*	15,700	53,694
Total For Materials – 12.5%		$889,245
Acacia Research – Acacia Technologies*	1,900	49,286
Advanced Battery Technologies Incorporated*	12,500	48,125
Alamo Group	1,900	52,858
Applied Industrial Technologies, Inc.	1,500	48,720
Briggs and Stratton Corporation	2,400	47,256
Celedon Group, Inc.*	3,400	50,286
Coleman Cable Inc.*	7,000	43,960
CompX International Inc.	3,900	44,850
Great Lakes Dredge & Dock Company	8,300	61,171
GT Solar International, Inc.*	6,600	60,192
Horizon Lines Inc.	10,300	45,011
Labarge Incorporated*	3,700	58,127
Nacco Industries Incorporated	500	54,185
P.A.M. Transport Services Inc.*	2,900	32,538
Pacer International*	7,100	48,564
Park-Ohio Industries, Inc. Of Ohio*	3,200	66,912
Republic Airways Holdings*	5,600	40,992
Steelcase, Inc.	5,400	57,078
Trimas Corporation*	2,900	59,334
US Airways Group, Inc.*	7,300	73,073
USA Truck, Inc.*	3,000	39,690
Total For Industrials – 15.2%		$1,082,208
MGP Ingredients, Inc.*	5,200	57,408
Pantry*	2,300	45,678
Susser Holdings Corporation*	3,300	45,705
Usana Health Sciences, Inc.*	1,100	47,795
Total For Consumer Staples – 2.8%		$196,586
A.H. Belo Corporation*	6,500	56,550
American Axle & Manufacturing Holdings, Inc.*	4,400	56,584
Asbury Automotive*	3,200	59,136
Audiovox Corp.*	6,000	51,780
Ballantyne Strong Incorporated*	5,100	39,627
Cinemark Holdings Incorporated	2,700	46,548
CPI Corp.	1,900	42,845
Delta Apparel Incorporated*	3,100	41,850
Exide Technologies*	5,500	51,755
Fisher Communications Inc.*	2,500	54,500
Fuel Systems Solutions Inc.*	1,600	47,008
Iconix Brand Group Incorporated*	2,900	55,999
IRobot Corporation*	2,200	54,736
Kid Brands, Incorporated*	5,400	46,170
LeapFrog Enterprises Inc.*	9,500	52,725
Lodgenet Entertainment Corporation*	17,600	74,800
Mediacom Communiccation Corp*	7,800	66,066
Oxford Industries	2,300	58,903
Quiksilver Inc.*	9,900	50,193
Ruth Hospitality Group, Incorporated*	10,000	46,300
Select Comfort Corporation*	7,500	68,475
Shiloh Industries, Inc.*	4,800	57,360
Spartan Motors, Inc.	8,900	54,201
Tennaco Automotive, Inc.*	2,100	86,436
Tuesday Morning Corp*	9,800	51,744
Valassis Communications, Inc.*	1,300	42,055
Total For Consumer Discretionary – 19.9%		$1,414,346
Callon Petroleum Company*	12,000	71,040
Crosstex Energy	5,000	44,300
Delek US Holdings, Inc.	5,800	42,224
FX Energy*	8,200	50,430
Gulfport Energy Corporation*	3,600	78,048
International Coal Group, Inc.*	7,100	54,954
Miller Petroleum Incorporated*	9,400	48,880

The accompanying notes are an integral part of these financial statements.

DISCIPLINED SMALL-CAP FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Vaalco Energy Inc.*	6,900	49,404
W&T Offshore, Inc.	2,800	50,036
Warren Resources, Inc.*	11,300	51,076
Western Refining, Inc.*	5,600	59,248
Total For Energy – 8.4%		$599,640
Baldwin & Lyons Inc. – B Class	2,100	49,413
BGC Partners, Inc.	10,700	88,917
Citizens & Northern Corporation	3,100	46,066
First Financial Holdings, Inc.	3,800	43,738
Flagstar Bancorp, Inc.*	35,400	57,702
GFI Group Inc.	9,700	45,493
Main Street Capital Corporation	2,656	48,313
MVC Capital Inc.	3,800	55,480
National Financial Partners*	4,100	54,940
NGP Capital Resources Co.	4,800	44,160
Presidential Life Corp	4,600	45,678
Sanders Morris Harris Group Inc.	7,900	57,275
TICC Capital Corporation	4,400	49,324
Total For Financial Services – 9.6%		$686,499
Ariad Pharmaceuticals Inc.*	12,300	62,730
Five Star Quality Care Incorporated*	8,500	60,095
Impax Laboratories*	2,700	54,297
Providence Service Corporation*	3,400	54,638
SciClone Pharmaceuticals Inc.*	18,500	77,330
Total For Health Care – 4.3%		$309,090
Brightpoint, Inc.*	6,000	52,380
Brooks Automation, Inc.*	5,500	49,885
DDI	4,100	48,216
Entegris, Inc.*	9,300	69,471
Entropic Communications Incorporated*	13,100	158,248
Eplus Incorporated*	2,300	54,372
Finisar*	2,600	77,194
FSI International Inc.*	17,400	76,908
Gerber Scientific, Incorporated*	7,200	56,664
Hackett Group, Inc.*	13,400	47,034
Infinera Corp*	5,500	56,815
Insight Enterprises*	4,300	56,588
Integrated Silicon Solution, Inc.*	4,900	39,347
Kulicke & Soffa Industries, Inc.*	6,400	46,080
Liquidity Services Inc.*	3,300	46,365
LTX-Credence Corporation*	6,600	48,840
Mindspeed Technologies Inc.*	5,800	35,380
MKS Instruments*	2,300	56,350
Nanometrics Inc.*	3,200	41,056
Photronics Inc.*	11,600	68,556
Power-One Inc*	5,900	60,180
Powerwave Technologies*	21,800	55,372
Richardson Electronics Limited	4,500	52,605
Rubicon Technology, Incorporated*	2,200	46,376
Rudolph Technologies, Inc.*	6,300	51,849
Sanmina Corporation*	3,300	37,884
Smart Modular Technologies, Inc.*	7,500	43,200
Tessco Technologies Incorporated	3,100	49,445
Ultra Clean Holdings, Inc.*	5,100	47,481
Veeco Instruments Inc.*	1,100	47,256
Xyratex Ltd*	3,200	52,192
Total For Information Technology – 24.3%		$1,729,589
Total Common Stocks: 97.0%		$6,907,203
(Common Stock Identified Cost $5,736,842)
Real Estate Investment Trusts (REITs)
Cogdell Spencer Inc.	7,100	41,180
Monmouth Real Estate Investment Corporation	6,300	53,550
Total REITs: 1.3%		$94,730
(REITs Identified Cost $97,888)
Closed-End Funds
Gladstone Capital	3,900	44,928
Total Closed-End Funds: 0.7%		$44,928
(Closed-End Funds Identified Cost $44,421)
Total Portfolio Value: 99.0%		$7,046,861
(Identified Cost $5,879,554)
Other Assets Less Liabilities: 1.0%		$72,917
Total Net Assets: 100.0%		$7,119,778
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2010

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Apartment Investment and Management, Co. – Class A	3,088	79,794
Avalon Bay Communities, Inc.	2,149	241,870
BRE Properties, Inc.	3,500	152,250
Equity Residential Properties Trust	5,500	285,725
Essex Property Trust, Inc.	1,870	213,591
United Dominion Realty Trust, Inc.	7,307	171,861
Total Apartments – 17.1%		$1,145,091
Vornado Realty Trust	5,061	421,733
Total Diversified – 6.3%		$421,733
Health Care Property Investors	7,800	286,962
Health Care REIT	4,200	200,088
Total Health Care – 7.3%		$487,050
Hospitality Property Trust	4,000	92,160
Host Hotels and Resorts	16,954	302,968
Senior Housing Properties Trust	9,500	208,430
Total Lodging and Hotels – 9.0%		$603,558
Plum Creek Timber Co., Inc.	6,000	224,700
Total Materials – 3.3%		$224,700
Alexandria Real Estate	3,000	219,780
AMB Property Corporation	5,700	180,747
Biomed Realty Trust	4,500	83,925
Boston Properties, Inc.	4,500	387,450
Corporate Office Properties Trust	2,000	69,900
Digital Realty Trust, Inc.	2,000	103,080
Kilroy Realty Corporation	3,545	129,286
Liberty Property Trust	4,861	155,163
Mack-Cali Realty Corporation	2,500	82,650
Total Office and Industrial – 21.1%		$1,411,981
CBL & Associates Properties	3,194	55,895
Developers Diversified Realty Corp	2,880	40,579
Equity One	7,000	127,260
Federal Realty Investment Trust	2,000	155,860
Kimco Realty Corporation	11,767	212,277
Macerich Company	3,592	170,153
National Retail Properties Inc.	9,000	238,500
Regency Centers Corporation	5,575	235,488
Simon Property Group, Inc.	4,079	405,820
SL Green Realty Corp	1,467	99,037
Tanger Factory Outlet Centers, Inc.	1,500	76,785
Taubman Centers, Inc.	2,200	111,056
Total Retail – 28.7%		$1,928,710
Public Storage, Inc.	3,000	304,260
Total Storage – 4.5%		$304,260
Total Portfolio Value: 97.3%		$6,527,083
(Identified Cost $3,702,101)
Other Assets Less Liabilities: 2.7%		$178,490
Total Net Assets: 100.0%		$6,705,573

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Agrium Inc.	590	54,133
Air Liquide AS – ADR	1,922	49,107
Anglo American PLC – ADR	1,570	40,993
Anglo Platinum Limited – ADR*	2,040	35,802
Arcelormittal – NY Registered Shares – ADR	970	36,986
Asahi Glass Company Limited – ADR	6,530	76,074
Asahi Kasei Corporation – ADR	6,100	79,605
BASF SE – ADR	750	59,970
BHP Billiton Ltd – ADR	1,600	148,672
BHP Billiton PLC – ADR	310	24,955
Cemex S.A. De C.V. – ADR*	3,007	32,205
Eldorado Gold Corporation – ADR	4,700	87,279
Newcrest Mining Limited – ADR	1,700	70,805
Nippon Steel Corporation – ADR	930	33,201
Potash Corporation of Saskatchewan Inc. – ADR	1,200	185,796
Rio Tinto PLC – ADR	1,140	81,692
Soc. Quimica y Minera de Chile – B Shares ADR	940	54,915
Sumitomo Metal Industries LTD – ADR	2,300	56,948
Syngenta AG – ADR	560	32,917
Vale S.A. – ADR	1,200	41,484
Total For Materials – 13.2%		$1,283,539
Abb Ltd. – ADR*	1,640	36,818
BAE Systems PLC – ADR	3,540	73,809
Canadian National Railway Company	840	55,835
Canadian Pacific Limited Corporation	1,000	64,810
Embraer SA – ADR	1,650	48,510
Itochu Corporation – ADR	3,000	60,450
Komatsu Limited – ADR	2,660	81,050
Koninklijke Philips El-NY Registered Shares (New) – ADR	2,146	65,882
Mitsubishi Corporation – ADR	1,670	89,429
Mitsui & Co., Ltd – ADR	390	127,811
Nippon Yusen Kabus – ADR	5,500	48,180
Sensata Technologies Holdings N.V.*	2,100	63,231
Siemens Ag – ADR	590	73,308
Tata Motors Limited – ADR	2,700	79,218
Toppan Printing – ADR	1,350	61,547
Volvo AB – ADR*	4,430	78,012
Wolseley PLC – ADR*	18,200	56,966
Total For Industrials – 11.9%		$1,164,866
America Movil – Series L – ADR	830	47,592
BT Group PLC – ADR	1,600	45,664
China Mobile (Hong Kong) Limited – ADR	2,030	100,729
Chunghwa Telecom Company Limited – ADR	1,800	45,486
Deutsche Telekom AG – ADR	3,050	39,040
France Telecom SA – ADR	1,596	33,644
Millicom International Cellular SA	600	57,360
MTN Group Limited – ADR	2,390	49,377
Nippon Telegraph And Telephone Corporation – ADR	2,850	65,379
Rogers Communications, Inc. Class B	1,330	46,058
Tele Norte Leste Participacoes S.A. – ADR	3,000	44,100
Telefonica SA – ADR	630	43,105
Telefonos De Mexico-Class L – ADR	2,350	37,929
Vivo Participacoes S.A. – ADR	1,220	39,760
Vodafone Group PLC – ADR	2,200	58,168
Total For Telecomm Services – 7.7%		$753,391
Carrefour SA – ADR	6,780	56,816
Companhia Brasileira de Distribuicao – ADR	1,240	52,055
Coca-Cola Amatil Limited – ADR	2,380	53,169
Danone – ADR	6,073	76,823
Koninklijke Ahold NV – ADR	2,800	36,932
L’Oreal – ADR	2,120	47,615
Nestle S A – ADR	2,200	129,404
Reckitt Benckiser Group PLC – ADR	3,500	39,270
Tesco PLC – ADR	3,440	69,419
Unilever N.V. (Netherlands) – NY Registered Shares – ADR	760	23,864

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Unilever PLC – ADR	4,230	130,622
Wal-Mart De Mexico SA – ADR	3,340	95,457
Total For Consumer Staples – 8.3%		$811,446
Adidas AG – ADR	2,890	94,503
Carnival PLC – ADR	1,360	63,063
Daimler – ADR*	750	50,685
Hennes & Mauritz – ADR	14,700	98,637
Honda Motor Company, Ltd. – ADR	1,160	45,820
Marks and Spencer Group PLC – ADR	6,850	78,775
Sony Corporation – ADR	2,030	72,491
Toyota Motor Corporation – ADR	1,710	134,457
Vivendi – ADR	1,991	53,896
Volkswagen AG – ADR	1,620	46,251
Total For Consumer Discretionary – 7.6%		$738,578
BG Group PLC – ADR	390	39,780
BP PLC – ADR	1,390	61,396
CNOOC Limited – ADR	740	176,394
Eni S.P.A. – ADR	1,070	46,802
Gazprom Oao – ADR	1,530	38,923
Petrochina Co Ltd – ADR	750	98,618
Petroleo Brasileiro S.A. – ADR	2,420	91,573
Royal Dutch Shell PLC – Class B – ADR	2,970	198,010
Statoil ASA – ADR	7,320	173,996
Tenaris SA – ADR	3,540	173,389
Total SA – ADR	1,750	93,590
Total For Energy – 12.2%		$1,192,471
Allianz AG – ADR	3,100	36,797
Australia and New Zealand Banking Group Limited – ADR	3,440	82,698
Banco Bilbao Vizcaya Argentaria S.A. – ADR	5,240	53,291
Banco Bradesco – ADR	2,781	56,426
Banco de Chile – ADR	480	42,422
Banco Santander Central Hispano, SA – ADR	6,655	70,876
Bank of Montreal	1,240	71,387
Bank of Nova Scotia	1,070	61,204
Barclays PLC – ADR	2,250	37,170
BNP Paribas – ADR	950	30,352
Cheung Kong (Holdings) Limited – ADR	2,830	43,582
China Life Insurance Co., Limited – ADR	700	42,819
Credicorp Limited	320	38,051
Credit Suisse Group – ADR	980	39,602
HDFC Bank Limited – ADR	320	53,475
HSBC Holdings PLC – ADR	2,510	128,110
Icici Bank Limited – ADR	1,040	52,666
Industrial and Commercial Bank of China Limited – ADR	6,750	105,638
Intesa Sanpaolo – ADR	2,090	33,900
Itau Unibanco Holding SA – ADR	4,002	96,088
KB Financial Group, Inc. – ADR*	1,296	68,545
MacQuarie Group Ltd. – ADR	1,100	41,250
Manulife Financial Corporation	2,520	43,294
Mitsubishi Estate Company Ltd – ADR	220	40,374
Mitsubishi UFJ Financial Group Inc. – ADR	6,200	33,542
National Australia Bank Limited – ADR	3,340	80,694
Orix Corporation – ADR	1,040	50,594
Prudential PLC – ADR	2,100	43,806
Royal Bank of Canada	920	48,171
Societe Generale S.A. – ADR	7,200	78,264
Sumitomo Corporation – ADR	5,880	82,438
Sumitomo Mitsui Financial Group – ADR	7,420	52,756
Sun Hung Kai Properties Limited Sp – ADR	3,150	51,944
Tokio Marine Holdings, Incorporated – ADR	1,960	58,016
Toronto Dominion Bank	520	38,641
United Overseas Bank Ltd – ADR	1,355	38,428
Westpak Banking Corporation Limited – ADR	350	40,061
Zurich Financial Services AG – ADR	1,940	50,227
Total For Financial Services – 21.7%		$2,117,599
Bayer AG – ADR	1,250	91,700

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2010

Common Stocks	Shares	Fair Value
Dr. Reddy’s Laboratories Limited – ADR	1,300	48,048
Mindray Medical International Limited – ADR	1,400	36,960
Novartis AG – ADR	1,380	81,351
Novo Nordisk A/S – ADR	450	50,657
Roche Holdings Limited – ADR	2,820	103,353
Takeda Pharmaceutical Co. Ltd. – ADR	1,820	44,317
Teva Pharmaceuticals – ADR	1,870	97,483
Total For Health Care – 5.7%		$553,869
ASML Holdings NV NY Registered Shares – ADR	910	34,889
Baidu, Inc. – ADR*	600	57,918
Check Point Software Technologies LTD*	1,000	46,260
Infosys Technologies – ADR	530	40,322
Logitech International S.A. – ADR*	2,500	46,375
Mercadolibre Inc.*	710	47,318
Nintendo Co., Ltd. – ADR	1,050	38,146
Nokia Corporation – ADR	8,280	85,450
Research In Motion Ltd.*	1,710	99,402
SINA Corporation *	910	62,626
Taiwan Semiconductor Manufacturing Company, Limited – ADR	3,060	38,372
Telefonaktiebolaget LM Ericsson – ADR	3,100	35,743
Trend Micro Incorporated – ADR	1,300	43,121
United Microelectronics – ADR	14,030	44,335
Total For Information Technology – 7.4%		$720,277
E. On AG – ADR	1,470	44,703
Enel Spa – ADR	11,800	58,528
Enersis SA – ADR	2,330	54,103
Iberdrola SA – ADR	1,567	48,029
RWE AG – ADR	620	41,162
Scottish & Southern Energy PLC – ADR	1,650	32,159
Veolia Environnement – ADR	1,819	53,406
Total For Utilities – 3.4%		$332,090
Total Portfolio Value: 99.1%		$9,668,126
(Identified Cost $7,927,107)
Other Assets Less Liabilities: 0.9%		$88,716
Total Net Assets: 100.0%		$9,756,842
*	Non-income producing security.

ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2010

Fixed Income Securities – Bonds	Face	Fair Value
AON Corporation Senior Unsecured Notes, 3.500% Due 09/30/2015	2,150,000	2,153,391
American Express Centurion Senior Unsecured Notes, 5.550% Due 10/17/2012	1,417,000	1,516,296
American Express, 4.875% Due 07/15/2013	1,400,000	1,497,499
Bank of America Corporation Senior Notes, 7.375% Due 05/15/2014	490,000	545,083
Bank of America Corporation Senior Unsecured Notes, 5.125% Due 11/15/2014	1,455,000	1,526,912
Bank of America Subordinated, 5.420% Due 03/15/2017	1,400,000	1,389,133
Bank of New York Mellon NA Subordinated Notes, 5.450% Due 04/01/2016	1,610,000	1,762,919
Bank of New York Mellon Senior Unsecured Notes, 5.450% Due 05/15/2019	1,000,000	1,100,353
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/2012	1,000,000	1,055,539
BB&T Corporation Subordinated Notes, 4.900% Due 06/30/2017	1,030,000	1,072,697
Branch Banking & Trust Subordinated, 5.625% Due 09/15/2016	1,500,000	1,639,606
Citigroup Incorporated Subordinated Notes, 5.000% Due 09/15/2014	1,500,000	1,553,019
Citigroup Incorporated Unsecured Notes, 5.250% Due 02/27/2012	1,500,000	1,563,927
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,609,330
JP Morgan Chase & Company Senior Unsecured Notes, 6.000% Due 01/15/2018	2,000,000	2,236,730
JP Morgan Co. (Formerly Bank One Corp.) Subordinated Notes, 5.900% Due 11/15/2011	1,000,000	1,043,050
JP Morgan Co. (Formerly Bank One Corp.), 5.250% Due 01/30/2013	500,000	534,272
Mellon Funding Corp Subordinated Notes, 5.500% Due 11/15/2018	1,501,000	1,634,648
Morgan Stanley Notes, 5.050% Due 01/21/2011	1,000,000	1,001,867
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/2014	1,500,000	1,621,954
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/2014	500,000	512,395
Northern Trust Company Subordinated Notes, 5.850% Due 11/09/2017*	1,000,000	1,120,347
PNC Funding Corporation Bank Guaranteed Notes, 5.625% Due 02/01/2017	410,000	438,828
PNC Funding Corporation, 5.250% Due 11/15/2015	2,567,000	2,750,140
US Bank NA Notes, 6.375% Due 08/01/2011	1,400,000	1,446,747
US Bank NA Subordinated Notes, 4.950% Due 10/30/2014	447,000	487,576
US Bank NA Subordinated Notes, 6.300% Due 02/04/2014	1,980,000	2,210,514
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/2014	800,000	853,890
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/2013	1,400,000	1,500,374
Wells Fargo Financial Notes, 6.125% Due 04/18/2012	1,800,000	1,911,170
Corporate Bonds: Bank and Finance – 22.5%		$41,290,206
American Home Products Step Up Coupon, 6.950% Due 03/15/2011	2,000,000	2,025,874
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/2011	2,786,000	2,841,118
Emerson Electric Corporation Senior Notes, 5.125% Due 12/01/2016	1,700,000	1,906,404
General Electric Capital Corp., 5.000% Due 02/01/2013	2,500,000	2,673,755
General Electric Capital Corp., 5.400% Due 02/15/2017	1,500,000	1,607,745
General Electric Capital Corp., 6.000% Due 06/15/2012	600,000	641,629
General Mills Inc. Senior Unsecured Notes, 6.000% Due 02/15/2012	1,480,000	1,560,965
IBM Corporation Notes, 7.625% Due 10/15/2018	2,260,000	2,881,299
Kellogg Company Senior Unsecured Notes, 5.125% Due 12/03/2012	1,530,000	1,640,509
Kroger Company Senior Unsecured Notes, 6.800% Due 04/01/2011	1,200,000	1,217,672
Kroger Company Senior Unsecured Notes, 7.500% Due 01/15/2014	760,000	876,848
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/2019	2,070,000	2,293,322
Pepsico Inc. Senior Unsecured Notes, 4.650% Due 02/15/2013	1,875,000	2,020,037

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2010

Fixed Income Securities – Bonds	Face	Fair Value
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	108,000	139,167
Procter & Gamble Company Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	2,866,711
Potash Corporation of Saskatchewan Senior Unsecured Notes, 4.875% Due 03/01/2013	1,000,000	1,065,363
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/2014	1,000,000	1,094,320
Target Corporation Notes, 6.350% Due 01/15/2011	1,000,000	1,001,529
Transocean Ltd. Senior Unsecured Notes, 5.250% Due 03/15/2013	1,350,000	1,423,999
United Technologies Corporation Senior Notes, 5.375% Due 12/15/2017	340,000	385,062
United Technologies Corporation, 6.100% Due 05/15/2012	675,000	724,778
Wal-Mart Stores Senior Unsecured Notes 7.550% Due 02/15/2030	4,000,000	5,172,688
Corporate Bonds: Industrials – 20.8%		$38,060,794
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/2013	3,325,000	3,780,262
Duke Energy Carolinas First Mortgage 5.750% Due 11/15/2013	527,000	590,747
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	2,475,000	2,758,712
Florida Power & Light Group Capital, 4.850% Due 02/01/2013	794,000	850,255
Georgia Power Company Senior Notes, 5.125% Due 11/15/2012	275,000	295,634
Georgia Power Company, 5.250% Due 12/15/2015	1,000,000	1,119,436
GTE Corporation Debentures 6.940% Due 04/15/2028	35,000	39,618
Gulf Power Company Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,328,620
Midamerican Energy Holdings Senior Unsecured Notes, 3.150% Due 07/15/2012	2,500,000	2,575,770
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,388,329
National Rural Utilities Collateral Trust, 5.500% Due 07/01/2013	375,000	410,834
Southern Company Senior Unsecured Notes, 5.300% Due 01/15/2012	500,000	523,020
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/2013	3,000,000	3,191,838
Corporate Bonds: Utilities – 10.3%		$18,853,075
Federal National Mortgage Association Notes 15 YR MBS, 5.000% Due 12/01/2019	925,350	990,993
Federal National Mortgage Association Notes 30 YR MBS, 6.000% Due 08/01/2034	1,168,784	1,287,718
Federal National Mortgage Association Notes MBS, Series 253300, 7.500% Due 05/01/2020	5,479	6,312
FHLMC Pool 780439, 2.598% Due 04/01/2033**	287,509	299,537
FHLMC, CMO Pool 3098 Class KE, 5.500% Due 09/15/2034	1,650,000	1,807,563
FHLMC 15 Year Gold, 7.000% Due 03/01/2011	64	65
FHLMC CMO Pool 2877 Class AL, 5.000% Due 10/15/2024	2,500,000	2,682,662
FHLMC CMO Series 2617 Class DN, 4.500% Due 10/15/2030	564,328	580,145
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	1,000,000	1,102,878
FHLMC CMO Series 3287 Class GC, 5.500% Due 08/15/2034	1,022,134	1,083,412
FHLMC CMO Series 3499 Class PA, (6.500% 30 Year Collateral) 4.500% Due 08/15/2036	4,801,863	5,091,559
FHLMC MBS, 8.000% Due 06/01/2030	7,711	9,024
Government National Mortgage Assoc. Pool 2658, 6.500% Due 10/20/2028	72,615	82,176
Government National Mortgage Assoc. GNMA II Pool 2945, 7.500% Due 07/20/2030	13,193	15,213
Government National Mortgage Assoc. II JM 30 YR MBS, 5.500% Due 07/20/2038	628,437	668,202
Government National Mortgage Assoc. Pool 780400, 7.000% Due 12/15/2025	9,173	10,497
Government National Mortgage Assoc. Pool 780420, 7.500% Due 08/15/2026	5,180	5,980
Government National Mortgage Assoc. Pool 781397, 5.500% Due 02/15/2017	104,644	113,228
Government Agency Obligations – Mortgage Backed Securities – 8.6%		$15,837,164

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2010

Fixed Income Securities – Bonds	Face	Fair Value
Federal Farm Credit Bank, 4.150% Due 03/25/2015	778,000	855,122
Federal Farm Credit Bank, 4.500% Due 10/17/2012	1,115,000	1,192,136
Federal National Mortgage Association Notes, 1.250% Due 07/29/2013	1,500,000	1,501,630
Federal National Mortgage Association Notes, 2.000% Due 05/05/2015	3,370,000	3,369,316
Federal National Mortgage Association Notes, 3.000% Due 07/23/2015	1,000,000	1,029,831
Tennessee Valley Authority, 5.625% Due 01/18/2011	2,000,000	2,003,912
Tennessee Valley Authority, 6.000% Due 03/15/2013	2,875,000	3,198,653
Tennessee Valley Authority, 7.125% Due 05/01/2030	6,780,000	8,870,437
United States Government Agency Obligations – 12.0%		$22,021,037
United States Treasury Note, 4.250% Due 08/15/2013	600,000	653,344
United States Treasury Note, 4.375% Due 08/15/2012	1,000,000	1,063,438
United States Treasury Note, 4.375% Due 11/15/2039	6,200,000	6,232,934
United States Treasury Note, 3.875% Due 05/15/2018	6,200,000	6,670,816
United States Treasury Note, 4.500% Due 11/30/2011	2,800,000	2,906,204
United States Treasury Note, 4.750% Due 05/15/2014	3,200,000	3,574,752
United States Government Obligations – 11.5%		$21,101,488
Cuyahoga County OH General Obligation Ltd. Build America Bonds, 6.034% Due 12/01/2034	3,000,000	3,070,380
State of Ohio Major New Infrastructure Revenue Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,415,700
Miami University Ohi General Receipts Revenue Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,241,287
University of Cincinnati Ohio General Receipts Revenue – Build America Bond, 4.325% Due 06/01/2017	1,375,000	1,382,219
Florida Atlantic University Capital Improvement Revenue – Federally Taxable Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,040,540
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.439% Due 07/01/2030	2,125,000	2,229,380
Florida Atlantic University Capital Improvement Revenue – Build America Bonds Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/2037	2,500,000	2,648,800
Kentucky Asset Liability Commission Revenue Build America Bond, 1.496% Due 04/1/2012	2,000,000	2,004,060
University of Washington Revenue Build America Bonds, 5.400% Due 06/01/2036	3,000,000	2,829,930
Taxable Municipal – 10.3%		$18,862,296
Province of Ontario Senior Unsecured Notes, 2.700% Due 06/16/2015	3,410,000	3,475,151
Province of Ontario Senior Unsecured Notes, 4.100% Due 06/16/2014	1,500,000	1,621,599
Sovereign – 2.8%		$5,096,750
Total Portfolio Value: 98.8%		$181,122,810
(Identified Cost $173,246,344)
Other Assets Less Liabilities: 1.2%		$2,232,536
Total Net Assets: 100.0%		$183,355,346

FHLMC: Federal Home Loan Mortgage Corporation

CMO: Collateralized Mortgage Obligation

MBS: Mortgage Backed Security

GNMA: Government National Mortgage Association

*	This security is restricted for sale, available only to institutional investors. It was purchased on May 11, 2010 for $1,094,630, and is currently valued at $112.035 per unit.
**	Variable Rate Security

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2010

Municipal Income Securities – Bonds	Face	Fair Value
Akron Ohio Refunding, 5.000% Due 12/1/2012	200,000	213,098
Avon Lake Ohio General Obligation Limited 2.000% Due 12/01/2011	115,000	116,305
Cincinnati, OH, General Obligation, 5.000% Due 12/01/2017	75,000	83,861
Erlanger Kentucky Public Project General Obligation 1.000% Due 05/01/11	120,000	120,061
Fairfield, OH, (FGIC Insured), 0.000% Due 12/01/2011*	100,000	98,833
Gahanna, OH, (AMBAC Insured), 5.000% Due 12/01/2018	400,000	431,872
Mason, OH General Obligation Limited, 4.000% Due 12/01/2020	375,000	387,128
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	776,032
Mentor, OH, General Obligation (MBIA Insured), 5.000% Due 12/01/2015	140,000	158,759
Newport, Kentucky First Mortgage Revenue Court Facilities Project (Callable 10/1/19 @ $100), 4.000% Due 10/01/2025	500,000	450,395
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	88,637
Sharonville Ohio General Obligation, 2.625% Due 12/01/2013	200,000	204,648
Vandalia Ohio General Obligation Limited Bond, 5.250% Due 12/01/2018	500,000	550,260
Westerville, OH, General Obligation Limited (Callable 12/01/2017 @ $100) (AMBAC Insured), 5.000% Due 12/01/2024	445,000	472,982
General Obligation – City – 12.6%		$4,152,871
Harris County Texas General Obligation Limited (Callable 10/1/18 @ $100), 5.750% Due 10/01/2025	200,000	241,096
Hopkins County KY Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	285,813
Portage County Ohio General Obligation Limited Bond, 3.000% Due 12/01/2021	270,000	243,078
Kentucky Association of Counties Financing Corporation Revenue, 4.250% Due 02/1/2023	200,000	193,206
General Obligation – County – 2.9%		$963,193
State of Ohio, 5.000% Due 3/01/2015	385,000	419,223
State of Ohio General Obligation, 4.500% Due 5/01/2019	500,000	523,850
State of Ohio General Obligation, 5.250% Due 5/01/2012	175,000	184,933
State of Ohio General Obligation Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	425,093
State of Ohio Common Schools – Series C, 5.000% Due 3/15/2017	120,000	130,184
State of Ohio General Obligation Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	970,000	994,250
State of Ohio General Obligation Natural Resources – Series J, 5.000% Due 10/01/2013	300,000	330,621
General Obligation – State – 9.2%		$3,008,154
Arizona Board of Regents Revenue Arizona State University (Callable 7/1/18 @ $100), 5.750% Due 07/01/2023	300,000	331,641
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	302,985
Florida Atlantic University Finance Corporation Capital Improvement Revenue 5.000% Due 07/01/2016	250,000	268,450
Florida State Board of Governors FL State Univ. Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	628,074
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	558,705
Ohio State University General Receipt Revenue Series A, 4.000% Due 12/01/2012	250,000	264,803
Ohio State University General Receipt Revenue 4.000% Due 12/01/2015	785,000	857,620
State of Colorado Higher Education Lease Financing Program Certificate of Participation (Callable 11/1/18 @ $100), 5.250% Due 11/01/2023	220,000	232,250
State of Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	166,882
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 5.0000% Due 05/01/2016	150,000	165,348
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.500% Due 05/01/2013	125,000	126,666

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2010

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Higher Educational Facilities Commission Revenue – Xavier University Project, 2.750% Due 05/01/2014	100,000	101,269
State of Ohio Higher Educational Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	175,000	185,778
University of Cincinnati, Certificate of Participation, 5.750% Due 12/01/2011	25,000	26,107
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	323,802
University of Cincinnati General Receipts Revenue, 2.000% Due 06/01/2011	100,000	100,363
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	250,000	267,593
University of Cincinnati General Receipts Revenue Series G 5.000% Due 06/01/2017	280,000	310,685
Higher Education – 15.9%		$5,219,021
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	341,177
Huron County OH Hospital Facility Revenue Fisher-Titus Medical Center, 5.000% Due 12/01/2011	200,000	205,812
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center (Callable 5/1/19 @ $100), 5.000% Due 05/01/2024	500,000	505,735
Montgomery County, OH, Miami Valley Hospital Series A Revenue, 4.000% Due 11/15/2013	200,000	210,608
Hospital/Health Bonds – 3.8%		$1,263,332
Cleveland, OH, Public Power System Revenue, 5.500% Due 11/15/2013	100,000	103,267
Ohio Municipal Generation Agency (AMBAC Insured), 5.000% Due 2/15/2017	325,000	342,280
San Antonio Texas Electric and Gas Revenue (Callable 02/01/2015 @ $100), 5.000% Due 02/01/2025	150,000	157,841
Revenue Bonds – Electric – 1.8%		$603,388
Butler County, OH Water and Sewer General Obligation Limited, 2.250% Due 12/01/2012	100,000	102,105
Butler County, OH Water and Sewer General Obligation Limited, 3.500% Due 12/01/2017	400,000	412,636
Cleveland, OH, Waterworks Revenue, Series G (MBIA Insured), 5.500% Due 01/01/2013	100,000	102,260
Green County, OH Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018	145,000	157,514
Hamilton County, OH Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021	500,000	533,055
Mason, OH Sewer System Revenue Callable 6/1/14 @ $100 (MBIA Insured), 4.850% Due 12/01/2024	340,000	322,789
Nashville and Davidson, TN, 7.700% Due 01/01/2012	10,000	10,325
North Texas Municipal Water District Water System Revenue (Callable 9/1/18 @ $100), 5.250% Due 09/01/2022	415,000	456,654
State of Ohio Water Development Authority Revenue, 5.000% Due 06/01/2013	250,000	273,582
Washington County, OR Clean Water Services Sewer Revenue Senior Lien Series A (Callable 10/01/2019 @ $100), 5.250% Due 10/01/2025	290,000	311,622
Revenue Bonds – Water & Sewer – 8.2%		$2,682,542
Cincinnati, Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	155,667
Clermont County, OH Transportation Improvement District Revenue 3.875% Due 12/01/2012	250,000	262,075
Cleveland, OH Parking Facilities Revenue (FSA Insured), 4.000% Due 09/15/2015	150,000	155,121
Cleveland, OH Non Tax Revenue Stadium Project (AMBAC Insured), 5.000% Due 12/01/2014	400,000	440,900
State of Ohio Cultural Facilities Revenue (FSA Insured), 5.000% Due 10/01/2012	250,000	266,475
Indianapolis Indiana Local Public Improvement Bond Bank Revenue, 5.000% Due 01/01/2015	430,000	472,974
State of Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	358,389
State of Ohio Major New Infrastructure Revenue (Callable 6/15/18 @ $100) 5.500% Due 06/15/2020	200,000	225,314

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2010

Municipal Income Securities – Bonds	Face	Fair Value
State of Ohio Mental Health Facilities Revenue (AMBAC Insured), 5.000% Due 08/01/2012	100,000	106,062
State of Ohio Parks and Recreation Bonds, 4.350% Due 12/01/2011	100,000	100,268
State of Ohio Parks and Recreation Capital Facilities, (FSA Insured), 5.250% Due 02/01/2018	315,000	343,867
Other Revenue Bonds – 8.8%		$2,887,112
Barberton, OH City School District General Obligation (Callable 6/1/18 @ $100) (SDCEP Insured), 4.750% Due 12/01/2023	300,000	313,116
Brunswick Ohio School District General Obligation Unlimited, 2.100% Due 12/01/2012	140,000	143,461
Chillicothe, OH City School District General Obligation (FGIC Insured), 4.000% Due 12/01/2018	300,000	311,178
Cincinnati, OH, City School District General Obligation (FGIC Insured), 5.000% Due 12/01/2014	225,000	252,034
Cleveland, OH, Municipal School District, (FGIC Insured), 5.000% Due 12/01/2020	140,000	145,566
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500% Due 12/01/2021	100,000	104,633
Columbus Ohio City School District School Facilities Construction and Improvement General Obligation, 4.000% Due 12/01/2023	175,000	173,948
Delaware, OH, City School District, General Obligation (MBIA Insured), 5.000% Due 12/01/2020	250,000	267,910
Fairfield, OH, City School District Refunding General Obligation Unlimited (Callable 12/01/2011 @ $100) (MBIA-IL-RE FGIC Insured), 5.250% Due 12/01/2014	95,000	98,454
Garrett-Keyser-Butler Indiana Middle School Building Corporation First Mortgage Revenue, 3.000% Due 07/15/2013	290,000	296,105
Lakota Ohio Local School District General Obligation, 5.250% Due 12/01/2025	205,000	230,359
Jackson, OH, Local School District Stark and Summit Counties General Obligation Unlimited (FSA Insured), 5.000% Due 12/01/2014	300,000	329,613
Keller, TX, Independent School District General Obligation Unlimited (Callable 02/15/19 @ $100), 4.500% Due 02/15/2020	250,000	268,610
Kenton County Kentucky School District Finance Corporation School Building Revenue (Callable 2/01/2019 @ $100), 4.500% Due 02/01/2025	300,000	288,483
Kentucky Interlocal School Transportation Association Educational Facilities Lease Certificate of Participation, 2.300% Due 12/01/2014	450,000	441,419
Kings Local, OH, 6.350% Due 12/01/2012	15,000	16,475
Kings Local, OH, 6.400% Due 12/01/2013	150,000	171,094
Mariemont, OH City School District General Obligation (Callable 6/1/15 @ $100 Sinkable 12/1/21 @ $100) (FSA Insured), 4.400% Due 12/01/2023	515,000	516,823
Marshall County, KY School District Finance Corporation School Building Revenue, 3.000% Due 03/01/2015	250,000	259,917
Mason, OH City Schools (FGIC Insured), 5.000% Due 12/01/2015	135,000	153,764
Medina Ohio City School District General Obligation, 5.000% Due 12/01/2023	280,000	289,481
Milton Union, OH Exempted Village School District General Obligation Limited, 2.000% Due 12/01/2011	195,000	196,876
Nelsonville York, OH City School District General Obligation (SDCEP Insured), 5.000% Due 12/01/2012	270,000	288,476
Reynoldsburg Ohio City School District General Obligation, 5.000% Due 12/01/2020	200,000	218,734
South Vermillion Indiana School Building Corporation First Mortgage Revenue Sinkable, 3.500% Due 07/15/2013	380,000	394,778
Green County KY School District Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/1/2017	370,000	366,219
Meade County KY School District Finance Corp. School Building Revenue (Natl-RE Seek Insured) 4.000% Due 09/01/2020	155,000	156,874
Springboro Ohio City School District General Obligation (AGM Insured) 5.250% Due 12/01/2018	310,000	348,083

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2010

Municipal Income Securities – Bonds	Face	Fair Value
St. Marys Ohio School District School Facilities Construction and Improvement General Obligation, 5.000% Due 12/01/2013	200,000	220,186
Sycamore Ohio Community School District General Obligation, 4.375% Due 12/01/2018	400,000	432,932
Sycamore, OH, Community Unlimited, 5.375% Due 12/01/2013	125,000	139,439
Western Reserve Ohio Local School District General Obligation (SDCP Insured), 4.000% Due 12/01/2022	240,000	236,417
Wayne Trace Ohio Local School District General Obligation (SDCP Insured), 3.000% Due 12/01/2020	320,000	291,283
School District – 25.4%		$8,362,740
Kentucky State Property and Buildings Commission Revenue Series A, 5.000% Due 11/01/2012	205,000	220,039
Ohio State Dept of Administrative Services, 4.000% Due 09/01/2012	145,000	151,879
Ohio State Dept of Administrative Services Certificate of Participation (MBIA Insured), 5.000% Due 09/01/2011	255,000	261,747
State of Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	207,382
State of Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	480,249
State of Ohio Building Authority Revenue Administrative Building Fund Series A, 4.000% Due 10/01/2014	175,000	189,252
State Agency – 4.6%		$1,510,548
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (Callable 1/1/2019 @ $100) (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	90,000	90,534
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (Callable 9/1/19 @ $100) (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	190,000	190,526
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A (Callable 09/01/2018 @ $100), 5.550% Due 09/01/2028	450,000	463,531
Ohio State Housing Finance Authority (GNMA Insured) Collateral, 5.100% Due 09/01/2017	65,000	70,299
State of Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	435,000	456,411
State of Ohio Housing Finance Agency Residential Mortgage Revenue Series F (Callable 9/1/18 @ $100) (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	425,000	415,225
Housing – 5.1%		$1,686,526
Total Portfolio Value: 98.3%		$32,339,427
(Identified Cost $31,848,945)
Other Assets Less Liabilities: 1.7%		$548,739
Total Net Assets: 100.0%		$32,888,166
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
Assets:
Investment Securities at Fair Value*	$57,337,814	$40,119,920	$11,778,671	$6,421,755	$44,242,506	$7,046,861
Cash & Cash Equivalents	985,916	7,200	48,066	131,710	226,222	75,986
Dividends and Interest Receivable	49,510	34,023	3,457	3,419	33,171	2,882
Fund Shares Sold Receivable	7,475	20,000	27,601	705	2,500	37
Total Assets	$58,380,715	$40,181,143	$11,857,795	$6,557,589	$44,504,399	$7,125,766
Liabilities:
Accrued Management Fees	$48,552	$33,534	$10,253	$5,424	$37,763	$5,988
Fund Shares Redeemed Payable	6,209	1,130	0	0	10,500	0
Total Liabilities	$54,761	$34,664	$10,253	$5,424	$48,263	$5,988
Net Assets	$58,325,954	$40,146,479	$11,847,542	$6,552,165	$44,456,136	$7,119,778
Net Assets Consist of:
Paid in Capital	$52,906,709	$40,644,615	$13,037,633	$7,716,261	$44,485,448	$9,941,623
Undistributed Net Investment Income	39,036	37,741	21,640	1,118	0	0
Accumulated Net Realized (Loss) from Security Transactions	(2,880,432)	(6,230,021)	(2,840,356)	(2,458,394)	(10,867,449)	(3,989,152)
Net Unrealized Gain On Investments	8,260,641	5,694,144	1,628,625	1,293,180	10,838,137	1,167,307
Net Assets	$58,325,954	$40,146,479	$11,847,542	$6,552,165	$44,456,136	$7,119,778
Shares Outstanding (Unlimited Amount Authorized)	3,403,698	1,783,299	757,709	445,680	1,446,096	588,752
Offering, Redemption and Net Asset Value Per Share	$17.14	$22.51	$15.64	$14.70	$30.74	$12.09
*Identified Cost of Securities	$49,077,173	$34,425,776	$10,150,046	$5,128,575	$33,404,369	$5,879,554

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF ASSETS AND LIABILITIES – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value	$6,527,083	$9,668,126	$181,122,810	$32,339,427
Cash & Cash Equivalents	163,951	87,272	309,575	286,021
Dividends and Interest Receivable	24,815	4,174	2,030,315	280,869
Fund Shares Sold Receivable	46	5,425	60,101	0
Total Assets	$6,715,895	$9,764,997	$183,522,801	$32,906,317
Liabilities:
Accrued Management Fees	$6,072	$7,359	$133,968	$18,151
Securities Purchased Payable	0	0	0	0
Fund Shares Redeemed Payable	4,250	796	33,487	0
Total Liabilities	$10,322	$8,155	$167,455	$18,151
Net Assets	$6,705,573	$9,756,842	$183,355,346	$32,888,166
Net Assets Consist of:
Paid in Capital	$3,884,579	$7,935,009	$175,458,024	$32,393,608
Undistributed Net Investment Income (Loss)	0	(15,719)	20,777	9,527
Accumulated Net Realized Gain (Loss) from Security Transactions	(3,988)	96,533	79	(5,451)
Net Unrealized Gain on Investments	2,824,982	1,741,019	7,876,466	490,482
Net Assets	$6,705,573	$9,756,842	$183,355,346	$32,888,166
Shares Outstanding (Unlimited Amount Authorized)	534,584	415,125	10,857,916	1,986,367
Offering, Redemption and Net Asset Value Per Share	$12.54	$23.50	$16.89	$16.56
*Identified Cost of Securities	$3,702,101	$7,927,107	$173,246,344	$31,848,945

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF OPERATIONS

	Equity Income Fund	Growth Fund	Dynamic Growth Fund	Disciplined Large-Cap Fund	Disciplined Mid-Cap Fund	Disciplined Small-Cap Fund
	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010
Investment Income:
Interest	$240	$167	$251	$18	$95	$33
Dividends	1,359,043	684,164	142,757	80,207	658,755	66,488
Total Investment Income	$1,359,283	$684,331	$143,008	$80,225	$658,850	$66,521
Expenses:
Gross Management Fee	$512,222	$390,407	$120,653	$58,349	$410,371	$65,124
Net Investment Income	$847,061	$293,924	$22,355	$21,876	$248,479	$1,397
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$1,923,608	$(369,349)	$568,748	$456,395	$7,382,494	$450,107
Net Change in Unrealized Gain on Investments	2,952,393	3,169,101	782,611	618,945	2,749,383	315,886
Net Gain on Investments	$4,876,001	$2,799,752	$1,351,359	$1,075,340	$10,131,877	$765,993
Net Increase in Net Assets from Operations	$5,723,062	$3,093,676	$1,373,714	$1,097,216	$10,380,356	$767,390

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF OPERATIONS – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010	Year Ended 12/31/2010
Investment Income:
Interest	$52	$0	$7,661,663	$1,000,555
Dividends	176,480	169,700 *	0	0
Total Investment Income	$176,532	$169,700	$7,661,663	$1,000,555
Expenses:
Gross Management Fee	$73,169	$99,699	$1,793,864	$295,292
Management Fee Waiver (See Note #4)	—	(28,486)	(269,080)	(103,352)
Net Expenses	$73,169	$71,213	$1,524,784	$191,940
Net Investment Income	$103,363	$98,487	$6,136,879	$808,615
Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$603,666	$169,102	$1,225,055	$(5,450)
Net Change in Unrealized Gain (Loss) on Investments	940,583	700,080	2,734,424	(338,306)
Net Gain (Loss) on Investments	$1,544,249	$869,182	$3,959,479	$(343,756)
Net Increase in Net Assets from Operations	$1,647,612	$967,669	$10,096,358	$464,859
*	Net of foreign tax withholdings of $24,906.

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009
Operations:
Net Investment Income	$847,061	$744,729	$293,924	$288,164	$22,355	$6,107
Net Realized Gain (Loss) from Security Transactions	1,923,608	(2,727,909)	(369,349)	(5,483,252)	568,748	(2,013,811)
Net Change in Unrealized Gain (Loss) on Investments	2,952,393	10,860,574	3,169,101	12,965,818	782,611	5,335,993
Net Increase in Net Assets from Operations	$5,723,062	$8,877,394	$3,093,676	$7,770,730	$1,373,714	$3,328,289
Distributions to Shareholders:
Net Investment Income	$(842,719)	$(714,624)	$(286,282)	$(258,065)	$(6,820)	$0
Net Realized Gain from Security Transactions	0	(38,136)	0	0	0	(32,771)
Net (Decrease) in Net Assets from Distributions	$(842,719)	$(752,760)	$(286,282)	$(258,065)	$(6,820)	$(32,771)
Capital Share Transactions:
Proceeds From Sale of Shares	$11,459,524	$11,677,756	$3,850,363	$5,240,122	$1,789,064	$1,917,925
Shares Issued on Reinvestment of Distributions	335,279	295,508	188,950	168,779	3,834	32,771
Cost of Shares Redeemed	(8,087,619)	(5,504,285)	(7,581,436)	(4,599,835)	(3,890,639)	(1,408,405)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$3,707,184	$6,468,979	$(3,542,123)	$809,066	$(2,097,741)	$542,291
Net Change in Net Assets .	$8,587,527	$14,593,613	$(734,729)	$8,321,731	$(730,847)	$3,837,809
Net Assets at Beginning of Year	$49,738,427	$35,144,814	$40,881,208	$32,559,477	$12,578,389	$8,740,580
Net Assets at End of Year	$58,325,954	$49,738,427	$40,146,479	$40,881,208	$11,847,542	$12,578,389
Including undistributed net investment income of	$39,036	$34,694	$37,741	$30,099	$21,640	$6,105

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009
Operations:
Net Investment Income	$21,876	$43,429	$248,479	$177,335	$1,397	$10,634
Net Realized Gain (Loss) from Security Transactions	456,395	(1,092,405)	7,382,494	(10,830,692)	450,107	(1,464,230)
Net Change in Unrealized Gain on Investments	618,945	2,481,112	2,749,383	25,375,400	315,886	2,853,275
Net Increase in Net Assets from Operations	$1,097,216	$1,432,136	$10,380,356	$14,722,043	$767,390	$1,399,679
Distributions to Shareholders:
Net Investment Income	$(23,144)	$(41,101)	$(264,230)	$(169,954)	$(9,064)	$(10,634)
Return of Capital	0	0	0	0	0	(2,685)
Net Decrease in Net Assets from Distributions	$(23,144)	$(41,101)	$(264,230)	$(169,954)	$(9,064)	$(13,319)
Capital Share Transactions:
Proceeds From Sale of Shares	$709,136	$214,398	$1,828,990	$1,225,355	$257,688	$196,351
Shares Issued on Reinvestment of Distributions	8,067	13,372	91,399	60,982	1,913	3,050
Cost of Shares Redeemed	(833,199)	(738,393)	(7,048,583)	(7,280,845)	(521,700)	(342,528)
Net Decrease in Net Assets from Capital Share Transactions	$(115,996)	$(510,623)	$(5,128,194)	$(5,994,508)	$(262,099)	$(143,127)
Net Change in Net Assets	$958,076	$880,412	$4,987,932	$8,557,581	$496,227	$1,243,233
Net Assets at Beginning of Year	$5,594,089	$4,713,677	$39,468,204	$30,910,623	$6,623,551	$5,380,318
Net Assets at End of Year	$6,552,165	$5,594,089	$44,456,136	$39,468,204	$7,119,778	$6,623,551
Including undistributed net investment income of	$1,118	$2,328	$—	$7,381	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009
Operations:
Net Investment Income	$103,363	$191,409	$98,487	$56,940	$6,136,879	$5,297,193	$808,615	$588,922
Net Realized Gain (Loss) from Security Transactions	603,666	(86,496)	169,102	78,470	1,225,055	2,037,188	(5,450)	315
Net Change in Unrealized Gain (Loss) on Investments	940,583	1,232,407	700,080	920,344	2,734,424	1,236,840	(338,306)	579,933
Net Increase in Net Assets from Operations	$1,647,612	$1,337,320	$967,669	$1,055,754	$10,096,358	$8,571,221	$464,859	$1,169,170
Distributions to Shareholders:
Net Investment Income	$(172,881)	$(191,409)	$(107,538)	$(67,305)	$(6,153,870)	$(5,304,655)	$(806,750)	$(585,335)
Net Realized Gain from Security Transactions	(468,982)	0	(114,666)	(33,535)	(1,201,158)	(2,016,846)	0	0
Return of Capital	0	(62,198)	0	0	0	0	0	0
Net Decrease in Net Assets from Distributions	$(641,863)	$(253,607)	$(222,204)	$(100,840)	$(7,355,028)	$(7,321,501)	$(806,750)	$(585,335)
Capital Share Transactions:
Proceeds From Sale of Shares	$196,429	$143,896	$3,078,263	$3,756,415	$43,863,521	$56,036,823	$11,522,091	$13,538,300
Shares Issued on Reinvestment of Distributions	516,631	65,497	177,635	62,527	2,376,391	3,021,105	18,690	19,834
Cost of Shares Redeemed	(2,471,381)	(580,552)	(589,994)	(207,185)	(27,204,780)	(17,310,016)	(3,527,409)	(3,828,795)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(1,758,321)	$(371,159)	$2,665,904	$3,611,757	$19,035,132	$41,747,912	$8,013,372	$9,729,339
Net Change in Net Assets	$(752,572)	$712,554	$3,411,369	$4,566,671	$21,776,462	$42,997,632	$7,671,481	$10,313,174
Net Assets at Beginning of Year	$7,458,145	$6,745,591	$6,345,473	$1,778,802	$161,578,884	$118,581,252	$25,216,685	$14,903,511
Net Assets at End of Year	$6,705,573	$7,458,145	$9,756,842	$6,345,473	$183,355,346	$161,578,884	$32,888,166	$25,216,685
Including undistributed net investment income (loss) of	$—	$—	$(15,719)	$(9,391)	$20,777	$7,109	$9,527	$3,587

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$15.66	$13.07	$18.58	$17.51	$15.00
Operations:
Net Investment Income	0.25	0.24	0.16	0.20	0.13
Net Gains (Losses) on Securities (Realized & Unrealized)	1.48	2.59	(5.51)	1.65	2.52
Total Operations	$1.73	$2.83	($5.35)	$1.85	$2.65
Distributions:
Distributions from Net Investment Income	(0.25)	(0.23)	(0.16)	(0.20)	(0.13)
Distributions from Net Realized Capital Gains	0.00	(0.01)	0.00	(0.58)	(0.01)
Total Distributions	($0.25)	($0.24)	($0.16)	($0.78)	($0.14)
Net Asset Value End of Year	$17.14	$15.66	$13.07	$18.58	$17.51
Total Return(a)	11.05%	21.66%	(28.75%)	10.54%	17.65%
Net Assets, End of Year (Millions)	$58.33	$49.74	$35.14	$20.97	$8.69
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.65%	1.85%	1.64%	1.26%	1.41%
Average Net Assets after Waiver	1.65%	1.85%	1.66%	1.31%	1.52%
Portfolio Turnover Rate	42.37%	48.23%	56.47%	43.50%	39.41%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$20.85	$16.85	$26.35	$26.67	$25.43
Operations:
Net Investment Income	0.17	0.15	0.17	0.13	0.19
Net Gains (Losses) on Securities (Realized & Unrealized)	1.65	3.98	(9.50)	2.86	2.86
Total Operations	$1.82	$4.13	($9.33)	$2.99	$3.05
Distributions:
Distributions from Net Investment Income	(0.16)	(0.13)	(0.17)	(0.13)	(0.19)
Distributions from Return of Capital	0.00	0.00	(0.00) (a)	0.00	0.00
Distributions from Net Realized Capital Gains	0.00	0.00	0.00	(3.18)	(1.62)
Total Distributions	($0.16)	($0.13)	($0.17)	($3.31)	($1.81)
Net Asset Value End of Year	$22.51	$20.85	$16.85	$26.35	$26.67
Total Return(b)	8.74%	24.52%	(35.41%)	11.11%	11.94%
Net Assets, End of Year (Millions)	$40.15	$40.88	$32.56	$53.05	$52.64
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.75%	0.84%	0.69%	0.39%	0.63%
Average Net Assets after Waiver	0.75%	0.84%	0.71%	0.44%	0.68%
Portfolio Turnover Rate	48.73%	76.77%	85.40%	57.24%	66.18%

(a)	Distributions from return of capital amounted to less than $0.05 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DYNAMIC GROWTH FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$13.89	$10.11	$17.47	$16.81	$15.00
Operations:
Net Investment Income (Loss)	0.03	0.01	(0.01)	(0.01)	0.01
Net Gains (Losses) on Securities (Realized & Unrealized)	1.73	3.81	(7.35)	1.09	1.81
Total Operations	$1.76	$3.82	($7.36)	$1.08	$1.82
Distributions:
Distributions from Net Investment Income	(0.01)	0.00	0.00	0.00	(0.01)
Distributions from Net Realized Capital Gains	0.00	(0.04)	0.00	(0.42)	0.00
Total Distributions	($0.01)	($0.04)	$0.00	($0.42)	($0.01)
Net Asset Value End of Year	$15.64	$13.89	$10.11	$17.47	$16.81
Total Return(a)	12.66%	37.88%	(42.13%)	6.38%	12.15%
Net Assets, End of Year (Millions)	$11.85	$12.58	$8.74	$11.98	$3.95
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.19%	0.06%	(0.13%)	(0.09%)	0.01%
Average Net Assets after Waiver	0.19%	0.06%	(0.11%)	(0.04%)	0.12%
Portfolio Turnover Rate	87.99%	59.47%	77.47%	65.78%	60.98%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED LARGE-CAP FUND

Selected Data for a Share Outstanding Throughout the Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$12.28	$9.24	$16.51	$16.29	$15.00
Operations:
Net Investment Income	0.05	0.10	0.11	0.07	0.06
Net Gains (Losses) on Securities (Realized & Unrealized)	2.42	3.03	(7.26)	0.62	1.29
Total Operations	$2.47	$3.13	($7.15)	$0.69	$1.35
Distributions:
Distributions from Net Investment Income	(0.05)	(0.09)	(0.11)	(0.07)	(0.06)
Distributions from Return of Capital	0.00	0.00	(0.01)	0.00	0.00
Distributions from Net Realized Capital Gains	0.00	0.00	0.00	(0.40)	0.00
Total Distributions	($0.05)	($0.09)	($0.12)	($0.47)	($0.06)
Net Asset Value End of Year	$14.70	$12.28	$9.24	$16.51	$16.29
Total Return(a)	20.13%	33.87%	(43.27%)	4.24%	8.98%
Net Assets, End of Year (Millions)	$6.55	$5.59	$4.71	$10.50	$9.60
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.90%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.36%	0.91%	0.73%	0.38%	0.31%
Average Net Assets after Waiver	0.36%	0.91%	0.75%	0.43%	0.41%
Portfolio Turnover Rate	76.64%	94.22%	104.11%	84.61%	58.83%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCIPLINED MID-CAP FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$24.06	$15.45	$30.70	$31.83	$32.53
Operations:
Net Investment Income	$0.18	$0.10	$0.15	$0.07	$0.15
Net Gains (Losses) on Securities (Realized & Unrealized)	$6.68	$8.61	($15.22)	$2.06	$3.80
Total Operations	$6.86	$8.71	($15.07)	$2.13	$3.95
Distributions:
Distributions from Net Investment Income	($0.18)	($0.10)	($0.15)	($0.07)	($0.15)
Distributions from Return of Capital	$0.00	$0.00	($0.03)	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	($3.19)	($4.50)
Total Distributions	($0.18)	($0.10)	($0.18)	($3.26)	($4.65)
Net Asset Value End of Year	$30.74	$24.06	$15.45	$30.70	$31.83
Total Return(a)	28.52%	56.39%	(49.07%)	6.62%	12.02%
Net Assets, End of Year (Millions)	$44.46	$39.47	$30.91	$83.56	$87.73
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.61%	0.53%	0.46%	0.14%	0.33%
Average Net Assets after Waiver	0.61%	0.53%	0.48%	0.19%	0.38%
Portfolio Turnover Rate	100.98%	115.74%	110.80%	85.16%	91.16%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
DISCPLINED SMALL-CAP FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$10.79	$8.49	$15.82	$17.52	$15.00
Operations:
Net Investment Income (Loss)	0.02	0.02	0.02	(0.06)	0.00
Net Gains (Losses) on Securities (Realized & Unrealized)	1.30	2.30	(7.32)	(1.64)	2.52
Total Operations	$1.32	$2.32	($7.30)	($1.70)	$2.52
Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.02)	0.00	0.00
Distributions from Return of Capital	0.00	(0.00) (a)	(0.01)	0.00	0.00
Distributions from Net Realized Capital Gains	0.00	0.00	0.00	0.00	0.00
Total Distributions	($0.02)	($0.02)	($0.03)	$0.00	$0.00
Net Asset Value End of Year	$12.09	$10.79	$8.49	$15.82	$17.52
Total Return(b)	12.19%	27.34%	(46.17%)	(9.70%)	16.80%
Net Assets, End of Year (Millions)	$7.12	$6.62	$5.38	$9.80	$10.59
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.89%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.02%	0.19%	0.11%	(0.36%)	(0.21%)
Average Net Assets after Waiver	0.02%	0.19%	0.13%	(0.31%)	(0.10%)
Portfolio Turnover Rate	168.53%	162.28%	169.95%	118.14%	87.93%

(a)	Distributions from Return of Capital amounted to less than $0.05 per share
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. In addition, during 2006, the Adviser voluntarily waived additional amounts. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Period	$10.92	$9.30	$16.01	$23.50	$18.94
Operations:
Net Investment Income	0.16	0.28	0.28	0.46	0.39
Net Return of Capital	0.10	0.06	0.07	0.10	0.30
Net Gains (Losses) on Securities (Realized & Unrealized)	2.59	1.65	(6.31)	(4.57)	5.51
Total Operations	$2.85	$1.99	($5.96)	($4.01)	$6.20
Distributions:
Distributions from Net Investment Income	(0.29)	(0.28)	(0.28)	(0.46)	(0.39)
Distributions from Return of Capital	0.00	(0.09)	(0.12)	0.00	0.00
Distributions from Net Realized Capital Gains	(0.94)	0.00	(0.35)	(3.02)	(1.25)
Total Distributions	($1.23)	($0.37)	($0.75)	($3.48)	($1.64)
Net Asset Value End of Period	$12.54	$10.92	$9.30	$16.01	$23.50
Total Return(a)	26.46%	22.34%	(38.47%)	(17.09%)	33.06%
Net Assets, End of Period (Millions)	$6.71	$7.46	$6.75	$13.45	$21.95
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	1.00%	1.00%	0.98%	0.95%	0.95%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.41%	3.17%	2.21%	1.82%	1.74%
Average Net Assets after Waiver	1.41%	3.17%	2.23%	1.87%	1.79%
Portfolio Turnover Rate	0.00%	6.19%	3.31%	13.73%	10.49%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2006, 2007 and part of 2008, the Adviser waived a portion of the 1.00% management fee to sustain a net contractual fee of 0.95%. The Adviser removed this fee waiver effective May 1, 2008. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31		Period Ended December 31
	2010	2009	2008*
Net Asset Value Beginning of Period	$21.47	$16.12	$15.00
Operations:
Net Investment Income (Loss)	0.26	0.20	(0.01)
Net Gains on Securities (Realized & Unrealized)	2.32	5.49	1.13
Total Operations	$2.58	$5.69	$1.12
Distributions:
Distributions from Net Investment Income	(0.27)	(0.23)	0.00
Distributions from Net Realized Capital Gains	(0.28)	(0.11)	0.00
Total Distributions	($0.55)	($0.34)	$0.00
Net Asset Value End of Period	$23.50	$21.47	$16.12
Total Return(a)	12.00%	35.32%	7.47% (b)
Net Assets, End of Period (Millions)	$9.76	$6.35	$1.78
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.40%	1.40%	1.33% (d)
Average Net Assets after Waiver	1.00%	1.00%	0.95% (d)
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	0.98%	1.36%	(0.98%) (d)
Average Net Assets after Waiver	1.38%	1.76%	(0.60%) (d)
Portfolio Turnover Rate	19.61%	22.12%	0.00%

*	Commencement Date December 8, 2008
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$16.59	$16.40	$16.12	$15.79	$15.85
Operations:
Net Investment Income	0.58	0.61	0.62	0.66	0.63
Net Gains (Losses) on Securities (Realized & Unrealized)	0.41	0.40	0.36	0.33	(0.06)
Total Operations	$0.99	$1.01	$0.98	$0.99	$0.57
Distributions:
Distributions from Net Investment Income	(0.58)	(0.61)	(0.62)	(0.66)	(0.63)
Distributions from Net Realized Capital Gains	(0.11)	(0.21)	(0.08)	0.00	0.00
Total Distributions	($0.69)	($0.82)	($0.70)	($0.66)	($0.63)
Net Asset Value End of Year	$16.89	$16.59	$16.40	$16.12	$15.79
Total Return(a)	6.02%	6.27%	6.23%	6.40%	3.71%
Net Assets, End of Year (Millions)	$183.36	$161.58	$118.58	$104.19	$83.84
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.27%	3.66%	3.72%	4.08%	3.93%
Average Net Assets after Waiver	3.42%	3.81%	3.87%	4.23%	4.08%
Portfolio Turnover Rate	29.16%	34.17%	23.99%	12.14%	35.70%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (Note #4)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Year:

	Year Ended December 31
	2010	2009	2008	2007	2006
Net Asset Value Beginning of Year	$16.68	$16.09	$15.98	$15.91	$15.92
Operations:
Net Investment Income	0.45	0.47	0.51	0.55	0.53
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.12)	0.59	0.11	0.07	(0.01)
Total Operations	$0.33	$1.06	$0.62	$0.62	$0.52
Distributions(a):
Distributions from Net Investment Income	(0.45)	(0.47)	(0.51)	(0.55)	(0.53)
Distributions from Net Realized Capital Gains	0.00	0.00	0.00	0.00	0.00
Total Distributions	($0.45)	($0.47)	($0.51)	($0.55)	($0.53)
Net Asset Value End of Year	$16.56	$16.68	$16.09	$15.98	$15.91
Total Return(b)	1.96%	6.61%	3.96%	3.95%	3.31%
Net Assets, End of Year (Millions)	$32.89	$25.22	$14.90	$11.47	$10.87
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.39%	2.63%	2.96%	3.10%	3.01%
Average Net Assets after Waiver	2.74%	2.98%	3.31%	3.45%	3.36%
Portfolio Turnover Rate	5.28%	4.69%	16.95%	16.08%	19.45%

(a)	All distributions are Federally tax exempt.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011. (Note #4)

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

JOHNSON MUTUAL FUNDS

1)    Organization

The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, and Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Disciplined Mid-Cap and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Disciplined Small-Cap Fund, Disciplined Large-Cap Fund, Dynamic Growth Fund, and the Equity Income Fund began offering their shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Equity Income Fund is above average dividend income and long term capital growth. The investment objective of the Growth Fund is long term capital growth. The investment objective of the Dynamic Growth Fund is long term capital growth. The investment objective of the Disciplined Large-Cap Fund is long term capital growth. The investment objective of the Disciplined Mid-Cap Fund is long term capital growth. The investment objective of the Disciplined Small-Cap Fund is long term capital growth. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities. The investment objective of the International Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The Equity Income Fund, Growth Fund, Dynamic Growth Fund, Disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified.

The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

2)    Security Valuation and Transactions  – (continued)

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2. Other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Sovereign Bonds. Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

2)    Security Valuation and Transactions  – (continued)

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2010:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$4,768,023	$—	$—	$4,768,023
Industrials	4,683,339	—	—	4,683,339
Telecomm Services	2,239,493	—	—	2,239,493
Consumer Staples	12,086,990	—	—	12,086,990
Consumer Discretionary	2,424,717	—	—	2,424,717
Energy	7,368,586	—	—	7,368,586
Financial Services	5,136,349	—	—	5,136,349
Health Care	8,461,625	—	—	8,461,625
Information Technology	8,420,788	—	—	8,420,788
Utilities	1,747,904	—	—	1,747,904
Total	$57,337,814	$—	$—	$57,337,814

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$3,400,816	$—	$—	$3,400,816
Industrials	4,464,765	—	—	4,464,765
Consumer Staples	4,325,875	—	—	4,325,875
Consumer Discretionary	3,179,578	—	—	3,179,578
Energy	6,820,477	—	—	6,820,477
Financial Services	4,942,750	—	—	4,942,750
Health Care	4,824,071	—	—	4,824,071
Information Technology	8,161,588	—	—	8,161,588
Total	$40,119,920	$—	$—	$40,119,920

Dynamic Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,358,348	$—	$—	$1,358,348
Industrials	1,860,774	—	—	1,860,774
Consumer Discretionary	1,624,006	—	—	1,624,006
Energy	2,060,614	—	—	2,060,614
Financial Services	718,202	—	—	718,202
Health Care	1,034,073	—	—	1,034,073
Information Technology	3,109,474	—	—	3,109,474
Fixed Income	—	13,180	—	13,180
Total	$11,765,491	$13,180	$—	$11,778,671

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

2)    Security Valuation and Transactions  – (continued)

Disciplined Large-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$272,645	$—	$—	$272,645
Industrials	339,734	—	—	339,734
Telecomm Services	108,618	—	—	108,618
Consumer Staples	220,155	—	—	220,155
Consumer Discretionary	1,101,896	—	—	1,101,896
Energy	573,326	—	—	573,326
Financial Services	1,263,199	—	—	1,263,199
Health Care	500,097	—	—	500,097
Information Technology	1,914,516	—	—	1,914,516
Utilities	56,575	—	—	56,575
Real Estate Investment Trusts	70,994	—	—	70,994
Total	$6,421,755	$—	$—	$6,421,755

Disciplined Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$4,429,321	$—	$—	$4,429,321
Industrials	3,802,835	—	—	3,802,835
Telecomm Services	848,728	—	—	848,728
Consumer Staples	1,458,585	—	—	1,458,585
Consumer Discretionary	8,378,611	—	—	8,378,611
Energy	3,034,589	—	—	3,034,589
Financial Services	4,621,112	—	—	4,621,112
Health Care	4,212,496	—	—	4,212,496
Information Technology	11,992,581	—	—	11,992,581
Utilities	579,174	—	—	579,174
Real Estate Investment Trusts	884,474	—	—	884,474
Total	$44,242,506	$—	$—	$44,242,506

Disciplined Small-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$889,245	$—	$—	$889,245
Industrials	1,082,208	—	—	1,082,208
Consumer Staples	196,586	—	—	196,586
Consumer Discretionary	1,414,346	—	—	1,414,346
Energy	599,640	—	—	599,640
Financial Services	686,499	—	—	686,499
Health Care	309,090	—	—	309,090
Information Technology	1,729,589	—	—	1,729,589
Real Estate Investment Trusts	94,730	—	—	94,730
Closed-End Funds	44,928	—	—	44,928
Total	$7,046,861	$—	$—	$7,046,861

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

2)    Security Valuation and Transactions  – (continued)

Realty Fund	Level 1	Level 2	Level 3	Total
REIT – Apartments	$1,145,091	$—	$—	$1,145,091
REIT – Diversified	421,733	—	—	421,733
REIT – Healthcare	487,050	—	—	487,050
REIT – Lodging and Hotels	603,558	—	—	603,558
REIT – Materials	224,700	—	—	224,700
REIT – Office and Industrial	1,411,981	—	—	1,411,981
REIT – Retail	1,928,710	—	—	1,928,710
REIT – Storage	304,260	—	—	304,260
Total	$6,527,083	$—	$—	$6,527,083

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,283,539	$—	$—	$1,283,539
Industrials	1,164,866	—	—	1,164,866
Telecomm Services	753,391	—	—	753,391
Consumer Staples	811,446	—	—	811,446
Consumer Discretionary	738,578	—	—	738,578
Energy	1,192,471	—	—	1,192,471
Financial Services	2,117,599	—	—	2,117,599
Health Care	553,869	—	—	553,869
Information Technology	720,277	—	—	720,277
Utilities	332,090	—	—	332,090
Total	$9,668,126	$—	$—	$9,668,126

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$41,290,206	$—	$41,290,206
Industrials	—	38,060,794	—	38,060,794
Utilities	—	18,853,075	—	18,853,075
U.S. Government Obligations	—	21,101,488	—	21,101,488
U.S. Government Agency Obligations	—	22,021,037	—	22,021,037
U.S. Government Agency Obligations – Mortgage-Backed	—	15,837,164	—	15,837,164
Taxable Municipal Bonds	—	18,862,296	—	18,862,296
Sovereign Bonds	—	5,096,750	—	5,096,750
Total	$—	$181,122,810	$—	$181,122,810

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

2)    Security Valuation and Transactions  – (continued)

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$4,152,871	$—	$4,152,871
General Obligation – County	—	963,193	—	963,193
General Obligation – State	—	3,008,154	—	3,008,154
Higher Education	—	5,219,021	—	5,219,021
Hospital / Health	—	1,263,332	—	1,263,332
Revenue Bonds – Electric	—	603,388	—	603,388
Revenue Bonds – Water & Sewer	—	2,682,542	—	2,682,542
Other Revenue	—	2,887,112	—	2,887,112
School District	—	8,362,740	—	8,362,740
State Agency	—	1,510,548	—	1,510,548
Housing	—	1,686,526	—	1,686,526
Total	$—	$32,339,427	$—	$32,339,427

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. As of and during the year ended December 31, 2010, no securities were transferred into or out of Level 1 or Level 2.

According to GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not own any derivative instruments as of and during the year ended December 31, 2010.

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITS”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

3)    Significant Accounting Policies  – (continued)

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital or net realized gains. The balances of net assets, in total, are not affected by the reclassifications. For the year ended December 31, 2010, the Realty Fund redesignated $48,187 of ordinary distributions to capital gain distributions. The Realty Fund also reclassified $21,331 of over-distributions of ordinary income to paid-in-capital. No other material reclassifications were made for any of the Funds.

4)    Investment Advisory Agreements

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2010 as indicated below. The Adviser contractually waived part of the management fees for the International Fund, the Fixed Income Fund, and the Municipal Income Fund, as indicated below. The Adviser intends the contractual fee waivers to be permanent for the International, Fixed Income, and Municipal Income Funds, although the Adviser has the right to remove these fee waivers any time after April 30, 2011.

Fund	Fee	Contractual Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waivers
Equity Income Fund	1.00%	None	1.00%	$512,222	$0
Growth Fund	1.00%	None	1.00%	390,407	0
Dynamic Growth Fund	1.00%	None	1.00%	120,653	0
Disciplined Large-Cap Fund	1.00%	None	1.00%	58,349	0
Disciplined Mid-Cap Fund	1.00%	None	1.00%	410,371	0
Disciplined Small-Cap Fund	1.00%	None	1.00%	65,124	0
Realty Fund	1.00%	None	1.00%	73,169	0
International Fund	1.40%	0.40%	1.00%	71,213	28,486
Fixed Income Fund	1.00%	0.15%	0.85%	1,524,784	269,080
Municipal Income Fund	1.00%	0.35%	0.65%	191,940	103,352

At December 31, 2010, management fees payable to the Adviser amounted to: $48,552 for the Equity Income Fund, $33,534 for the Growth Fund, $10,253 for the Dynamic Growth Fund, $5,424 for the Disciplined Large-Cap Fund, $37,763 for the Disciplined Mid-Cap Fund, $5,988 for the Disciplined Small-Cap Fund, $6,072 for the Realty Fund, $7,359 for the International Fund, $133,968 for the Fixed Income Fund and $18,151 for the Municipal Income Fund.

5)    Related Party Transactions

All officers and one trustee of the Johnson Mutual Funds Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $36,000 for the year ended December 31, 2010, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of fourteen Funds: Equity Income Fund, Growth Fund, Dynamic Growth Fund, disciplined Large-Cap Fund, Disciplined Mid-Cap Fund, Disciplined Small-Cap Fund, Realty Fund, International Fund, Fixed Income Fund, Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2010, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 59.53% of the Equity Income Fund, 32.70% of the Growth Fund, 43.51% of the Dynamic Growth Fund, 65.06% of the

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

5)    Related Party Transactions  – (continued)

Disciplined Large-Cap Fund, 65.19% of the Disciplined Mid-Cap Fund, 78.88% of the Disciplined Small-Cap Fund, 68.49% of the Realty Fund, 41.01% of the International Fund, 80.87% of the Fixed Income Fund, and 97.44% of the Municipal Income Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

From January 1, 2010 through December 31, 2010, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Equity Income Fund	$24,408,010	$21,318,902	$0	$0
Growth Fund	18,661,693	21,489,882	0	0
Dynamic Growth Fund	10,074,231	11,695,785	0	0
Disciplined Large-Cap Fund	4,396,482	4,607,750	0	0
Disciplined Mid-Cap Fund	40,765,327	45,820,930	0	0
Disciplined Small-Cap Fund	10,811,806	11,005,785	0	0
Realty Fund	0	2,292,478	0	0
International Fund	3,901,342	1,384,533	0	0
Fixed Income Fund	46,650,016	34,946,651	29,116,974	15,889,135
Municipal Income Fund	9,792,408	1,508,156	0	0

7)    Share Transactions

As of December 31, 2010, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Equity Income Fund		Growth Fund		Dynamic Growth Fund
	2010	2009	2010	2009	2010	2009
Shares Sold to Investors	724,197	883,223	183,324	286,022	127,526	157,029
Shares Issued on Reinvestment of Dividends	19,573	19,367	8,402	8,022	245	3,089
Subtotal	743,770	902,590	191,726	294,044	127,771	160,118
Shares Redeemed	(515,421)	(416,808)	(368,919)	(266,046)	(275,389)	(119,363)
Net Increase/ (Decrease) During Period	228,349	485,782	(177,193)	27,998	(147,618)	40,755
Shares Outstanding:
Beginning of Year	3,175,349	2,689,567	1,960,492	1,932,494	905,327	864,572
End of Year	3,403,698	3,175,349	1,783,299	1,960,492	757,709	905,327

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

7)    Share Transactions  – (continued)

	Disciplined Large-Cap Fund		Disciplined Mid-Cap Fund		Disciplined Small-Cap Fund
	2010	2009	2010	2009	2010	2009
Shares Sold to Investors	52,720	19,861	67,384	62,548	22,507	20,664
Shares Issued on Reinvestment of Dividends	548	1,077	2,963	2,510	157	281
Subtotal	53,268	20,938	70,347	65,058	22,664	20,945
Shares Redeemed	(62,961)	(75,543)	(264,825)	(425,139)	(47,955)	(40,733)
Net Increase/ (Decrease) During Period	(9,693)	(54,605)	(194,478)	(360,081)	(25,291)	(19,788)
Shares Outstanding:
Beginning of Year	455,373	509,978	1,640,574	2,000,655	614,043	633,831
End of Year	445,680	455,373	1,446,096	1,640,574	588,752	614,043

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Shares Sold to Investors	15,560	15,703	139,620	192,739	2,566,060	3,370,626	682,069	814,296
Shares Issued on Reinvestment of Dividends	41,265	7,400	7,585	2,908	140,319	182,036	1,113	1,195
Subtotal	56,825	23,103	147,205	195,647	2,706,379	3,552,662	683,182	815,491
Shares Redeemed	(205,238)	(65,827)	(27,621)	(10,435)	(1,587,683)	(1,043,506)	(208,464)	(229,923)
Net Increase/ (Decrease) During Period	(148,413)	(42,724)	119,584	185,212	1,118,696	2,509,156	474,718	585,568
Shares Outstanding:
Beginning of Year	682,997	725,721	295,541	110,329	9,739,220	7,230,064	1,511,649	926,081
End of Year	534,584	682,997	415,125	295,541	10,857,916	9,739,220	1,986,367	1,511,649

8)    Security Transactions

As of December 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Fund	Cost of Securities	Appreciation	(Depreciation)	Net Appreciation
Equity Income Fund	$49,244,371	$8,799,222	$(705,779)	$8,093,443
Growth Fund	34,451,216	6,568,083	(899,379)	5,668,704
Dynamic Growth Fund	10,162,159	1,875,050	(258,538)	1,616,512
Disciplined Large-Cap Fund	5,133,803	1,381,048	(93,096)	1,287,952
Disciplined Mid-Cap Fund	33,404,369	11,334,709	(496,572)	10,838,137
Disciplined Small-Cap Fund	5,879,554	1,255,873	(88,566)	1,167,307
Realty Fund	3,706,089	2,948,109	(127,115)	2,820,994
International Fund	7,942,826	1,866,469	(141,169)	1,725,300
Fixed Income Fund	173,246,344	8,047,013	(170,547)	7,876,466
Municipal Income Fund	31,848,945	802,701	(312,219)	490,482

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

8)    Security Transactions  – (continued)

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses for the following:

Fund	Due to Wash Sales	Due to Post-October Losses	PFIC Mark-to-Market
Equity Income Fund	$167,198
Growth Fund	25,440
Dynamic Growth Fund	12,113
Disciplined Large-Cap Fund		$5,228
Realty Fund	3,988
International Fund			$15,719

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Return of Capital	Total Distributions Paid
Equity Income Fund	2009	$714,637	$38,123	$0	$752,760
	2010	$842,719	$0	$0	$842,719
Growth Fund	2009	$258,065	$0	$0	$258,065
	2010	$286,282	$0	$0	$286,282
Dynamic Growth Fund	2009	$0	$32,771	$0	$32,771
	2010	$6,820	$0	$0	$6,820
Disciplined Large-Cap Fund	2009	$41,101	$0	$0	$41,101
	2010	$23,144	$0	$0	$23,144
Disciplined Mid-Cap Fund	2009	$169,954	$0	$0	$169,954
	2010	$264,230	$0	$0	$264,230
Disciplined Small-Cap Fund	2009	$10,634	$0	$2,685	$13,319
	2010	$9,064	$0	$0	$9,064
Realty Fund	2009	$191,409	$0	$62,198	$253,607
	2010	$124,694	$517,169	$0	$641,863
International Fund	2009	$100,840	$0	$0	$100,840
	2010	$140,462	$81,742	$0	$222,204
Fixed Income Fund	2009	$898,048	$1,653,453	$0	$2,551,501
	2010	$6,153,870	$1,201,158	$0	$7,355,028
Municipal Income Fund	2009	$585,335	$0	$0	$585,335
	2010	$806,593	$157	$0	$806,750

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

10)    Distributions to Shareholders  – (continued)

As of December 31, 2010, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:			Total Capital Loss Carryover
	2016	2017	2018
Equity Income Fund		$2,713,234		$2,713,234
Growth Fund	$124,283	$5,659,325	$420,973	$6,204,581
Dynamic Growth Fund	$204,759	$2,623,484		$2,828,243
Disciplined Large-Cap Fund	$347,603	$2,105,563		$2,453,166
Disciplined Mid-Cap Fund		$10,687,449		$10,687,449
Disciplined Small-Cap Fund	$1,329,718	$2,659,434		$3,989,152
Municipal Income Fund			$5,451	$5,451

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long Term Capital Gain	Unrealized Appreciation	Total Distributable Income on a tax basis
Equity Income Fund	$39,036	$(2,713,234)	—	$8,093,443	$5,419,245
Growth Fund	37,741	(6,204,581)	—	5,668,704	(498,136)
Dynamic Growth Fund	21,640	(2,828,243)	—	1,616,512	(1,190,091)
Disciplined Large-Cap Fund	1,118	(2,453,166)	—	1,287,952	(1,164,096)
Disciplined Mid-Cap Fund	—	(10,867,449)	—	10,838,137	(29,312)
Disciplined Small-Cap Fund	—	(3,989,152)	—	1,167,307	(2,821,845)
Realty Fund	—	—	—	2,820,994	2,820,994
International Fund	—	—	96,533	1,725,300	1,821,833
Fixed Income Fund	20,777	—	79	7,876,466	7,897,322
Municipal Income Fund	9,527	(5,451)	—	490,482	494,558

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2010 and held through December 31, 2010.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$1,224.66	$5.61
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Growth Fund
Actual Fund Return	$1,000.00	$1,224.82	$5.61
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Dynamic Growth Fund
Actual Fund Return	$1,000.00	$1,280.61	$5.75
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Large-Cap Fund
Actual Fund Return	$1,000.00	$1,238.62	$5.64
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Mid-Cap Fund
Actual Fund Return	$1,000.00	$1,293.28	$5.78
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Disciplined Small-Cap Fund
Actual Fund Return	$1,000.00	$1,259.66	$5.70
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,206.52	$5.56
Hypothetical Return	$1,000.00	$1,020.16	$5.09
Johnson International Fund
Actual Fund Return	$1,000.00	$1,284.58	$5.76
Hypothetical Return	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

DISCLOSURE OF EXPENSES (Unaudited)

	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,006.76	$4.30
Hypothetical Return	$1,000.00	$1,020.92	$4.33
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$997.09	$3.27
Hypothetical Return	$1,000.00	$1,021.93	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Dynamic Growth, Large-Cap, Mid-Cap, Small-Cap, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust’s Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), ten of the series constituting the Johnson Mutual Funds Trust, as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for the Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund and the financial highlights for each of the three periods in the period then ended for the Johnson International Fund. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund, of the Johnson Mutual Funds Trust, as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 1, 2011

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Interested Trustee
Timothy E. Johnson (68) 3777 West Fork Road Cincinnati, Ohio 45247	President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.
Independent Trustees
Ronald H. McSwain (68) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None
Kenneth S. Shull (81) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None
John R. Green (68) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None
James J. Berrens (45) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Center since September 2010; Controller of MSA, Inc., January 2006 through September 2010	14	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held
Officers
Dale H. Coates (52) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (46) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (44) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA
Jennifer J. Kelhoffer (39) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

JOHNSON MUTUAL FUNDS	December 31, 2010

Table of Contents

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4
Johnson Enhanced Return Fund	5

Portfolio of Investments
JIC Institutional Bond Fund I	6
JIC Institutional Bond Fund II	8
JIC Institutional Bond Fund III	10
Johnson Enhanced Return Fund	12

Statement of Assets and Liabilities	14

Statement of Operations	15

Statement of Change in Net Assets	16

Financial Highlights
JIC Institutional Bond Fund I	17
JIC Institutional Bond Fund II	18
JIC Institutional Bond Fund III	19
Johnson Enhanced Return Fund	20

Notes to the Financial Statements	21

Disclosure of Expenses	26

Additional Information	27

Report of Independent Registered Public Accounting Firm	28

Trustees and Officers Table	29

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

Dear Shareholder:

We are pleased to present the Johnson Mutual Funds Trust (the “Funds”) 2010 Annual Report.  On the next several pages is commentary on each of the Funds for the year, as well as longer term performance as compared to the appropriate indices.  The remainder of the report provides the holdings of each Johnson Mutual Fund along with other audited financial data and notes.

It was another good year for investors in 2010 as nearly all financial markets posted positive returns.  The stock market rallied 20% since August, allowing the S&P 500 Index to end the year up 15.1%.  The Dow Jones Industrial Average rose comparably.  International stocks lagged, primarily as a result of the problems in Europe, but the EAFE Index managed to increase 8.2%.  Bonds were enjoying a very strong year until interest rates jumped before year-end, which caused a pullback. The Barclays Aggregate Index still returned 6.5%, which is in-line with historical averages.

Starting the year, there was much concern about the economy and the possibility of a double-dip recession.  Those worries, along with fears about the fiscal health of many European countries, weighed on the market through the summer.  With continued high unemployment and a poor housing market, it was difficult for investors to feel optimistic, despite the fact that corporate earnings have been growing consistently.  We then saw some catalysts emerge to change the sentiment.  The Federal Reserve announced plans to continue its stimulus plans, primarily through its quantitative easing program.  The markets also moved in advance of the mid-term elections and the promise of continued lower tax rates, which materialized with a December deal.  With expectations for economic growth improving, the stock market reacted very favorably.

After posting double-digit returns in consecutive years, history suggests that stocks could take a breather.  However, with low interest rates and inflation, reasonable valuations, and improving economic conditions it is reasonable to expect positive results in 2011.  We continue to focus on quality companies that have attractive risk/return profiles.  Bonds will have a tough time matching the returns of previous years now that we are at a 45 year low in interest rates.

As always, we encourage investors to remain focused on the long-term.  We appreciate the confidence that you have placed in us to serve your investment needs.  Please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Thank you,

Timothy E. Johnson, President
Johnson Mutual Funds
February 28, 2011

1

Performance Review – December 31, 2010

JIC Institutional Bond Fund I

The JIC Fund I provided a total return of 3.28% for 2010 compared to a 2.64% return for the Merrill Lynch 1-3 Year (no BBB) Government Corporate Index.  Improving economic expectations pushed interest rates higher during the fourth quarter, resulting in the first quarterly negative return for bonds in more than two years.   The Fund still provided solid returns for the year as yield spreads tightened, but the curve steepened during the period, back to near record levels and roughly where it began the year.  The Fund’s emphasis on corporate bonds and modestly longer-than benchmark maturity structure were additive to performance for the year.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  Although corporate yield spreads have tightened from record levels the past two years, they remain attractive compared to history and further improvement economically should lead to outperformance again in 2011.  We believe that Financials and Utilities will lead this yield spread compression.  In addition, we have recently targeted a 10% commitment to quality taxable municipals.  Yields widened in these securities as supply rushed to the market ahead of the expiration of the Build America Bond program.  Some investors are concerned about the depth of the financial strains on many municipalities, but this is a highly differentiated market and many quality securities have been mispriced, providing an opportunity to investors.  Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds.  Relative to the benchmark, the Fund has less government-related securities (Treasuries and Government Agencies) and more corporate bonds and taxable municipal bonds as indicated by the Sector Allocation Chart.

Additionally, we believe that yields will remain anchored at low levels in the short end of the yield curve because the Federal Reserve is unlikely to shift policy in 2011.  Therefore, we will maintain duration above the benchmark to allow the Fund to capture the incremental yield afforded by this slight extension.  We believe our current combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

	Average Annual Total Returns As of December 31, 2010

	JIC Institutional Bond	Merrill Lynch 1-3 Year
	Fund I	Gov't/Corp Index (No BBB)
One Year	3.28%	2.64%
Three Years	4.87%	3.52%
Five Years	4.99%	4.34%
Ten Years	4.24%	4.14%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund I.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The Merrill Lynch 1-3 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.   A shareholder cannot invest directly in the Merrill Lynch 1-3 Year Government/ Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

2

Performance Review – December 31, 2010

JIC Institutional Bond Fund II

The JIC Fund II provided a total return of 6.19% for 2010 compared to a 5.93% return for the Merrill Lynch 3-5 Year (no BBB) Government Corporate Index.  Improving economic expectations pushed interest rates higher during the fourth quarter, resulting in the first quarterly negative return for bonds in more than two years.   The Fund still provided solid returns for the year as yield spreads tightened, but the curve steepened during the period, back to near record levels and roughly where it began the year.  The Fund’s emphasis on corporate bonds and modestly longer-than benchmark maturity structure was additive to performance for the year.  The Fund’s lack of emphasis on 5 to 10 year maturities was a slight lag during the year as yields in this portion of the yield curve declined.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  Although corporate yield spreads have tightened from record levels the past two years, they remain attractive compared to history and further improvement economically should lead to outperformance again in 2011.  We believe that Financials and Utilities will lead this yield spread compression.  In addition, we have recently targeted a 10% commitment to quality taxable municipals.  Yields widened in these securities as supply rushed to the market ahead of the expiration of the Build America Bond program.  Some investors are concerned about the depth of the financial strains on many municipalities, but this is a highly differentiated market and many quality securities have been mispriced, providing an opportunity to investors.  Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds.  Relative to the benchmark, the Fund has less government-related securities (Treasuries and Government Agencies) and more corporate bonds and taxable municipal bonds as indicated by the Sector Allocation Chart.

Additionally, we believe the yield curve will flatten going forward and have postured the portfolio to capitalize on this by deemphasizing the 5 to 10 year maturity range relative to the benchmark.  Historically, as the yield curve flattens, a combination of 5-year and shorter and 20-year and longer maturities has outperformed maturity structures more concentrated in the 5-10 year maturity range.  Our overall duration exposure of the portfolio is approximately neutral to the market.  We believe our current combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

	Average Annual Total Returns As of December 31, 2010

	JIC Institutional Bond	Merrill Lynch 3-5 Year Gov't/Corp
	Fund II	Index (No BBB)
One Year	6.19%	5.93%
Three Years	6.49%	5.36%
Five Years	6.10%	5.69%
Ten Years	5.29%	5.57%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund II.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 3-5 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 3-5 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

Performance Review – December 31, 2010

JIC Institutional Bond Fund III

The JIC Fund III provided a total return of 7.54% for 2010 compared to an 8.23% return for the Merrill Lynch 5-7 Year (no BBB) Government Corporate Index.  Improving economic expectations pushed interest rates higher during the fourth quarter, resulting in the first quarterly negative return for bonds in more than two years.   The Fund still provided solid returns for the year as yield spreads tightened, but the curve steepened during the period, back to near record levels and roughly where it began the year.  The Fund’s emphasis on corporate bonds and modestly longer-than benchmark maturity structure were additive to performance for the year.  The Fund’s lack of emphasis on 5 to 10 year maturities was a slight lag during the year as yields in this portion of the yield curve declined.

Looking forward, the Fund is postured to capture the main sources of value we see in the bond market.  First, it maintains a large exposure to investment grade corporate bonds diversified by sector.  Although corporate yield spreads have tightened from record levels the past two years, they remain attractive compared to history and further improvement economically should lead to outperformance again in 2011.  We believe that Financials and Utilities will lead this yield spread compression.  In addition, we have recently targeted a 10% commitment to quality taxable municipals.  Yields widened in these securities as supply rushed to the market ahead of the expiration of the Build America Bond program.  Some investors are concerned about the depth of the financial strains on many municipalities, but this is a highly differentiated market and many quality securities have been mispriced, providing an opportunity to investors.  Our focus is on better demographic regions with relatively stable budgets, public higher education, and essential purpose bonds.  Relative to the benchmark, the Fund has less government-related securities (Treasuries and Government Agencies) and more corporate bonds and taxable municipal bonds as indicated by the Sector Allocation Chart.

Additionally, we believe the yield curve will flatten going forward and have postured the portfolio to capitalize on this by deemphasizing the 5 to 10 year maturity range relative to the benchmark.  Historically, as the yield curve flattens, a combination of 5-year and shorter and 20-year and longer maturities has outperformed maturity structures more concentrated in the 5-10 year maturity range.  Our overall duration exposure of the portfolio is approximately neutral to the market.  We believe our current combination of sector and maturity structure will provide the Fund with the best opportunity to outperform the benchmark, while protecting principal from both credit and interest rate risk.

	Average Annual Total Returns As of December 31, 2010

	JIC Institutional Bond	Merrill Lynch 5-7 Year Gov't/Corp
	Fund III	Index (No BBB)
One Year	7.54%	8.23%
Three Years	7.50%	6.24%
Five Years	6.76%	6.27%
Ten Years	5.98%	6.36%

A high level of income over the long term consistent with capital preservation is the objective of the JIC Institutional Bond Fund III and the primary assets are investment-grade government and corporate bonds.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  The Fund’s performance is after all fees, whereas the Index does not incur fees.    The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 5-7 Year Government/Corporate Index with no BBB Rated Bonds is the established benchmark.  A shareholder cannot invest directly in the Merrill Lynch 5-7 Year Government/Corporate Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

Performance Review – December 31, 2010

Johnson Enhanced Return Fund

The total return for the Enhanced Return Fund was 17.56% for the year compared to 15.06% for the S&P 500 Index, the second consecutive year of substantial outperformance.

The Fund returned more than the market benchmark during both the first and second halves of the year, despite the fact that the market performed vastly different during each of these six month periods.  Stocks fell during the first six months as concerns arose about the longevity of the economic recovery and fears grew regarding the health of several European sovereign credits.  As the year continued, the economic outlook stabilized and Congress reached a compromise on taxes following the November election, boosting the hope for even better growth ahead.  Stocks rallied sharply to finish the year with double digit gains.  The Fund has outperformed the S&P 500 benchmark over each of the past 1, 3 and 5 year time periods as indicated in the table.  It has provided these superior returns while exhibiting volatility characteristics that are similar to the index and a monthly correlation of returns of 99.9%.

Many of the reasons the Fund outperformed during the year are similar to the prior year.  Low short term interest rates and improving domestic credit conditions helped to maintain a low cost of carry on the futures contracts in the portfolio.  As a result, the futures performance in the account closely mirrored the price return from the benchmark.  The positive slope to the bond yield curve and good relative performance from corporate bonds provided positive alpha from the fixed income holdings in the Fund, enhancing the returns on the futures contracts.  The Fund has emphasized quality short maturity corporate bonds for the past several years and this is continuing to contribute to the good relative performance due to their relatively attractive yield levels.  Finally, the steep nature of the yield curve provided positive “roll-down” performance during the year as bonds move closer toward their final maturity.  Emphasis on maturities ranging from 1 to 4 years has been additive to returns.

Looking forward, the Fund continues to emphasize high quality corporate bonds that yield more than the cost of carry in the equity futures contracts.  Despite some reduction in the yield spreads on these securities, more improvement in the economy during 2011 should lead to continued outperformance in these bonds.  We also remain positioned for a steep yield curve.  We expect the Federal Reserve to keep short term rates low for the foreseeable future to encourage more sustainability in the recovery.  However, as the year progresses and the Fed moves closer to altering its monetary policy, the duration of bonds in the account will likely be shortened and the structure of holdings will be changed to better take advantage of potentially rising interest rates.

	Average Annual Total Returns As of December 31, 2010

	Enhanced Return Fund	S&P 500 Index
One Year	17.56%	15.06%
Three Years	-0.89%	-2.84%
Since Inception*	3.52%	2.29%

*Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities.  The data on this page is unaudited.  The data on this page represents past performance and is not a guarantee of future results.  Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains.  Six month returns are not annualized.  The Fund’s performance is after all fees, whereas the Index does not incur fees.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index.  Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2010

Fixed Income Securities

	Face Value	Fair Value
Corporate Bonds:
Finance
Allstate Corporation Senior Unsecured Notes, 5.000% Due 08/15/14	1,500,000	1,639,299
Bank of America Corp Subordinated Notes, 7.400% Due 01/15/11	1,100,000	1,101,812
Bank of New York Notes, 4.950% Due 01/14/11	510,000	510,520
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	1,000,000	1,043,050
BB&T Corporation Senior Unsecured Notes, 5.700% Due 04/30/14	210,000	231,225
BB&T Corporation Subordinated Notes, 4.750% Due 10/01/12	1,000,000	1,055,539
JP Morgan Chase and Company Senior Subordinated Notes, 6.750% Due 02/01/11	1,170,000	1,175,177
Morgan Stanley Senior Unsecured Notes, 6.000% Due 05/13/14	1,000,000	1,081,303
Northern Trust Company Subordinated Notes, 4.600% Due 02/01/13*	1,035,000	1,105,130
PNC Funding Corporation Bank Guarantee Notes, 5.250% Due 11/15/15	1,000,000	1,071,344
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	500,000	558,210
US Bank NA Subordinated Notes, 6.375% Due 08/01/11	1,000,000	1,033,391
Wachovia Corporation, 5.350% Due 03/15/11	500,000	504,809
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	500,000	529,388
Wells Fargo Bank Subordinated Notes, 6.450% Due 02/01/11	500,000	502,065
21.3% - Total Finance		$13,142,262

Industrial
Abbott Laboratories Senior Unsecured Notes, 4.350% Due 3/15/14	1,400,000	1,510,186
American Home Products, Step Up Coupon, 6.950% Due 03/15/11	877,000	888,346
Coca-Cola Refreshments Senior Unsecured Notes, 4.250% Due 03/01/15	1,000,000	1,078,640
Emerson Electric Corporation Senior Notes, 4.625% Due 10/15/12	1,125,000	1,200,513
General Electric Capital Corp Notes, 6.000% Due 06/15/12	2,000,000	2,138,764
General Electric Company Notes, 5.000% Due 02/01/13	800,000	855,602
IBM Corp, 4.750% Due 11/29/12	1,106,000	1,187,926
Pepsico Incorporated Senior Unsecured Notes, 4.650% Due 02/15/13	1,830,000	1,971,556
Target Corporation Notes, 6.350% Due 01/15/11	1,000,000	1,001,529
19.2% - Total Industrial		$11,833,062

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,136,921
Georgia Power Company Senior Notes, 4.000% Due 01/15/11	1,000,000	1,000,800
Verizon Communications Senior Unsecured Notes, 4.350% Due 02/15/13	1,080,000	1,149,062
5.3% - Total Utilities		$3,286,783

United States Government Agency Obligations
Federal Home Loan Bank, 4.875% Due 12/14/12	2,500,000	2,700,223
Federal Home Loan Mortgage Corporation, 3.250% Due 03/18/14	2,000,000	2,011,154
Federal National Mortgage Association Notes, Step Up Coupon 2.000% Due 03/26/15	2,500,000	2,561,460
Federal National Mortgage Association Notes, 1.250% Due 07/29/13	2,500,000	2,502,717
Federal National Mortgage Association Notes, 2.000% Due 05/05/15	2,000,000	1,999,594
Federal National Mortgage Association Notes, 3.000% Due 07/23/15	2,500,000	2,574,577
Tennessee Valley Authority, 5.625% Due 01/18/11	1,000,000	1,001,956
24.9% - Total United States Government Agency Obligations		$15,351,681

United States Government Agency Obligations - Mortgage-Backed Securities
Federal National Mortgage Association CMO Pool 2003-20 Class HR, 4.500% Due 10/25/16	29,488	29,584
Government Nat'l Mortgage Assoc. CMO Pool 2004-95 Class QA, 4.500% Due 3/20/34	369,399	392,158
0.7% - Total United States Government Agency Obligations- Mortgage-Backed Securities		$421,742

The accompanying notes are an integral part of these financial statements.

6

JIC Institutional Bond Fund I	Portfolio of Investments as of December 31, 2010

United States Government Treasury Obligations
United States Treasury Note, 2.125% Due 05/31/15	1,500,000	1,524,144
United States Treasury Note, 4.000% Due 11/15/12	2,000,000	2,129,532
United States Treasury Note, 4.125% Due 08/31/12	1,900,000	2,014,148
United States Treasury Note, 4.250% Due 08/15/15	2,500,000	2,768,555
13.6% - Total United States Government Treasury Obligations		$8,436,379

Taxable Municipal Bonds
Northern Kentucky Water District Build America Bond, 2.500% Due 11/01/11	700,000	700,490
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds (Federally Taxable), 4.077% Due 11/01/15	1,410,000	1,464,158
State of Ohio General Obligation Unlimited Build America Bond
Federally Taxable, 1.970% Due 05/01/15	1,470,000	1,431,765
5.8% - Total Taxable Municipal Bonds		$3,596,413

Sovereign Bonds
Province of Ontario Senior Unsecured Note, 2.700% Due 06/16/15	1,500,000	1,528,659
2.5% - Total Sovereign Bonds		$1,528,659

Total Portfolio Value: 93.3%		$57,596,981
(Identified Cost $56,246,375)

Other Assets Less Liabilities: 6.7%		$4,113,611

Total Net Assets: 100.0%		$61,710,592

*	This security is restricted for sale, available only to institutional investors. It was purchased on April 19, 2010 for $1,101,964 and is currently valued at 106.776 per unit.
CMO - Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

7

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2010

Fixed Income Securities - Bonds

	Face Value	Fair Value
Corporate Bonds:
Finance
Bank of America Corporation Senior Notes, 7.375% Due 05/15/14	300,000	333,724
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,000,000	992,238
Bank of New York Mellon Senior Subordinated Notes, 5.500% Due 12/01/17	1,500,000	1,610,865
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,093,071
Citigroup Incorporated Notes, 6.000%, 02/21/12	750,000	786,944
Citigroup Incorporated Subordinated Notes, 5.000%, 09/15/14	1,000,000	1,035,346
JP Morgan Chase and Company Senior Unsecured Notes, 6.000% Due 01/15/18	1,000,000	1,118,365
Key Bank NA Subordinated Notes, 5.800% Due 07/01/14	1,056,000	1,132,410
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	490,000	502,148
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	640,000	669,084
US Bank, 4.950% Due 10/30/14	615,000	670,825
US Bank, 6.375% Due 08/01/11	650,000	671,704
Wachovia Corp., 5.250% Due 08/01/14	1,180,000	1,259,488
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,000,000	1,071,696
21.1% - Total Finance		$12,947,908

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.600% Due 05/15/11	1,200,000	1,223,741
Coca-Cola Refreshments Senior Unsecured Notes, 4.250% Due 03/01/15	1,000,000	1,078,640
Dover Corporation Senior Unsecured Notes, 4.875% Due 10/15/15	1,140,000	1,250,072
General Electric Capital Corporation Notes, 6.000% Due 06/15/12	1,550,000	1,657,542
IBM Corporation, 4.750% Due 11/29/12	1,100,000	1,181,481
Novartis AG Senior Unsecured Notes, 5.125% Due 02/10/19	1,000,000	1,107,885
Pepsico Incorporated Senior Unsecured Notes, 7.900% Due 11/01/18	215,000	277,045
Target Corporation, 6.350% Due 01/15/11	400,000	400,612
Wal-Mart Stores Incorporated Senior Unsecured Notes, 5.800% Due 02/15/18	600,000	690,442
Wal-Mart Stores Incorporated Senior Unsecured Notes, 7.550% Due 02/15/30	500,000	646,586
15.5% - Total Industrial		$9,514,046

Utilities
Alabama Power Company Senior Notes, 5.200% Due 01/15/16	715,000	794,740
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	1,000,000	1,136,921
Georgia Power Company Senior Notes, 5.125% Due 11/15/12	685,000	736,396
National Rural Utilities, 10.375% Due 11/01/18	500,000	690,711
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,100,000	1,210,629
7.4% - Total Utilities		$4,569,397

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	1,600,000	1,702,374
Federal Home Loan Bank, 5.375% Due 05/18/16	500,000	574,308
Federal Home Loan Bank, 5.625% Due 11/15/11	1,500,000	1,568,054
Federal National Mortgage Association Notes, Step Up Coupon, 2.000% Due 03/26/15	2,500,000	2,561,460
Federal National Mortgage Association Notes, 2.000% Due 05/05/2015	2,500,000	2,499,492
Tennessee Valley Authority, 6.250% Due 12/15/17	825,000	991,596
Tennessee Valley Authority, 7.140% Due 05/23/12	150,000	163,180
16.4% - Total United States Government Agency Obligations		$10,060,464

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortg. Corp CMO Pool 2963 Cl. DM, 5.500% Due 08/15/33	1,875,000	2,047,916
Freddie Mac CMO Pool 2532 Class PG, 5.500% Due 07/15/31	318,005	325,156
Freddie Mac CMO Series 2985 Class GE, 5.500% Due 06/15/25	800,000	882,302
5.3% - Total United States Government Agency Obligations - Mortgage Backed Securities		$3,255,374

The accompanying notes are an integral part of these financial statements.

8

JIC Institutional Bond Fund II	Portfolio of Investments as of December 31, 2010

United States Government Treasury Obligations
United States Treasury Bond, 4.000% Due 02/15/14	2,000,000	2,179,062
United States Treasury Bond, 4.500% Due 11/15/15	1,500,000	1,679,649
United States Treasury Note, 2.125% Due 05/31/15	2,000,000	2,032,192
United States Treasury Note, 3.125% Due 04/30/17	1,000,000	1,036,328
United States Treasury Note, 4.125% Due 05/15/15	2,000,000	2,202,656
14.9% - Total United States Government Treasury Obligations		$9,129,887

Sovereign Bonds
Province of Ontario (Canada) Senior Unsecured Notes, 4.950% Due 11/28/16	1,000,000	1,110,016
1.8% - Total Sovereign Bonds		$1,110,016

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	725,000	746,583
Florida Atlantic University Capital Improvement Revenue - Build America Bonds
Federally Taxable (Callable 7/1/20 @ $100), 7.589% Due 07/01/37	1,000,000	1,059,520
Kentucky Asset Liability Commission Revenue Build America Bonds Federally Taxable, 4.104% Due 04/01/19	1,000,000	953,690
University of Cincinnati Ohio General Receipts Revenue Build America Bond, 5.117% Due 06/01/21	1,435,000	1,427,725
University of North Carolina Chapel Hill Hospital Revenue Build America Bonds
Federally Taxable, 3.539% Due 02/01/17	1,315,000	1,257,916
8.9% - Total Taxable Municipal		$5,445,434

Total Portfolio Value: 91.3%		$56,032,526
(Identified Cost $53,393,459)

Other Assets Less Liabilities: 8.7%		$5,323,906

Total Net Assets: 100.0%		$61,356,432

CMO - Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

9

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2010

Fixed Income Securities - Bonds

	Face Value	Fair Value
Corporate Bonds:
Finance
Bank of America Subordinated Notes, 5.420% Due 03/15/17	1,600,000	1,587,581
Bank of New York Mellon, Senior Unsecured Notes, 5.450% Due 05/15/19	1,400,000	1,540,494
Branch Banking & Trust Subordinated Notes, 5.625% Due 09/15/16	1,000,000	1,093,071
Citigroup Incorporated Notes, 6.000% Due 02/21/12	750,000	786,944
J.P. Morgan and Company Subordinated Notes (Formerly Bank One), 5.250% Due 01/30/13	1,000,000	1,068,544
Morgan Stanley Subordinated Notes, 4.750% Due 04/01/14	1,000,000	1,024,791
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	500,000	522,721
US Bank Subordinated Notes, 4.800% Due 04/15/15	1,500,000	1,619,077
Wachovia Corporation Subordinated Notes, 5.250% Due 08/01/14	980,000	1,046,016
Wells Fargo Company Subordinated Notes, 4.950% Due 10/16/13	1,650,000	1,768,298
21.9% - Total Finance		$12,057,537

Industrial
Abbott Laboratories, Senior Unsecured Notes, 5.875% Due 05/15/16	1,000,000	1,155,751
Emerson Electric Corporation Senior Notes, 5.375% Due 10/15/17	1,117,000	1,253,186
General Electric Capital Corporation, 6.000% Due 06/15/12	1,000,000	1,069,382
General Electric Company Notes, 5.000% Due 02/01/13	500,000	534,751
IBM Corporation Senior Unsecured Notes, 5.700% Due 09/14/17	1,820,000	2,091,862
Pepsico Incorporated Senior Unsecured Notes, 5.000% Due 06/01/18	1,056,000	1,167,534
Procter & Gamble Company, 5.500% Due 02/01/34	1,000,000	1,071,523
Target Corporation, 6.350% Due 01/15/11	400,000	400,612
United Technologies Corporation Senior Notes, 5.375% Due 12/15/17	1,000,000	1,132,534
Wal-Mart Stores Incorporated Senior Unsecured Notes,7.550% Due 02/15/30	1,500,000	1,939,758
21.5% - Total Industrial		$11,816,893

Utilities
Alabama Power Company Senior Notes, 5.200% Due 1/15/16	715,000	794,740
Georgia Power Company Unsubordinated Notes, 5.700% Due 06/01/17	425,000	480,617
National Rural Utilities Corporation Collateral Trust, 5.450% Due 04/10/17	800,000	883,327
Verizon Communications Senior Unsecured Notes, 5.500% Due 02/15/18	1,000,000	1,100,572
5.9% - Total Utilities		$3,259,256

United States Government Agency Obligations
Federal Farm Credit Bank, 4.480% Due 08/24/12	2,000,000	2,127,968
Federal Farm Credit Bank, 5.875% Due 10/03/16	2,025,000	2,380,313
Federal Home Loan Bank, 5.130% Due 05/24/13	800,000	880,537
Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,126,151
Federal Home Loan Mortgage Corp., 4.375% Due 11/09/11	800,000	826,672
Tennessee Valley Authority, 4.875% Due 12/15/16	500,000	557,429
Tennessee Valley Authority, 6.250% Due 12/15/17	500,000	600,967
Tennessee Valley Authority, 7.125% Due 05/01/30	2,250,000	2,943,729
20.8% - Total United States Government Agency Obligations		$11,443,766

The accompanying notes are an integral part of these financial statements.

10

JIC Institutional Bond Fund III	Portfolio of Investments as of December 31, 2010

United States Government Agency Obligations - Mortgage Backed Securities
Federal Home Loan Mortgage Corp., Pool 2985 Class GE, 5.500% Due 06/15/25	700,000	772,015
Federal Home Loan Mortgage Corp. CMO, Series 3289 Class ND, 5.500% Due 06/15/35	875,000	960,790
Government National Mortgage Association, 5.500% Due 02/15/17	104,644	113,228
3.4% - Total United States Government Agency Obligations - Mortgage Backed Securities		$1,846,033

United States Government Treasury Obligations
United States Treasury Bond, 4.500% Due 02/15/16	2,000,000	2,239,844
United States Treasury Note, 2.125% Due 05/31/15	2,500,000	2,540,240
United States Treasury Note, 3.500% Due 02/15/39	1,500,000	1,292,812
United States Treasury Note, 4.125% Due 05/15/15	1,100,000	1,211,461
United States Treasury Note, 4.625% Due 02/15/17	800,000	900,813
14.8% - Total United States Government Treasury Obligations		$8,185,170

Taxable Municipal Bonds
Bowling Green State University Ohio Revenue Build America Bond, 5.330% Due 06/01/20	750,000	772,327
Florida Atlantic University Capital Improvement Revenue - Build America Bonds
Federally Taxable (Callable 7/1/20 @ $100) 7.589% Due 07/01/37	1,785,000	1,891,243
Miami University Ohio General Receipts Revenue Build America Bond, 5.263% Due 09/1/18	1,000,000	995,140
University of Cincinnati Ohio General Receipts Revnue Build America Bond, 4.667% Due 06/01/18	1,000,000	1,001,010
8.5% Total Taxable Municipal		$4,659,720

Total Portfolio Value: 96.8%		$53,268,375
(Identified Cost $50,005,869)

Other Assets Less Liabilities: 3.2%		$1,758,056

Total Net Assets: 100.0%		$55,026,431

CMO = Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

11

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2010

Fixed Income Securities - Bonds

	Face Value	Fair Value
Corporate Bonds
Finance
Allstate Corporation Senior Unsecured Notes, 6.200% Due 05/16/14	1,000,000	1,131,775
American Express Senior Unsecured Notes, 5.250% Due 09/12/11	1,000,000	1,031,293
Aon Corporation Senior Unsecured Notes, 3.500% Due 09/30/15	1,000,000	1,001,577
Bank of America Corporation, 7.500% Due 03/15/12	500,000	532,619
Bank of America Subordinated Notes, 7.125% Due 10/15/11	800,000	838,920
Bank of New York Mellon, 6.375% Due 04/01/12	1,010,000	1,077,160
Bank One Corporation Subordinated Notes, 5.900% Due 11/15/11	500,000	521,525
BB&T Corporation Subordinated Notes, 6.500% Due 08/01/11	1,000,000	1,032,284
JP Morgan Chase and Company Senior Unsecured Notes, 4.750% Due 05/01/13	500,000	535,614
Key Bank NA Subordinated Notes, 5.700% Due 08/15/12	1,010,000	1,068,637
Morgan Stanley Dean Witter Unsubordinated Note, 6.750% Due 04/15/11	1,000,000	1,016,753
PNC Funding Corporation Bank Guarantee Note, 5.250% Due 11/15/15	1,000,000	1,071,344
Progressive Corporation Senior Notes, 6.375% Due 01/15/12	355,000	371,132
US Bank NA Subordinated Notes, 6.300% Due 02/04/14	1,030,000	1,149,914
Wells Fargo & Company Senior Unsecured Notes, 4.375% Due 01/31/13	1,000,000	1,058,777
27.3% - Total Finance		$13,439,324

Industrial
Abbott Laboratories Senior Unsecured Notes, 5.875% Due 05/15/16	1,228,000	1,419,262
Clorox Company Senior Unsecured Notes, 5.000% Due 03/01/13	1,000,000	1,068,684
General Electric Capital Corp Notes, 6.000% Due 6/15/12	2,313,000	2,473,481
General Mills Incorporated Senior Unsecured Notes, 6.000% Due 02/15/12	500,000	527,353
IBM Corporation, 7.500% Due 06/15/13	550,000	632,667
Kellogg Corporation Senior Unsecured Notes, 5.125% Due 12/03/12	1,000,000	1,072,228
Kraft Foods Incorporated Senior Unsecured Notes, 6.000% Due 02/11/13	598,000	655,170
Kroger Company Senior Unsecured Notes, 5.500% Due 02/01/13	705,000	762,969
Potash Corporation of Saskatchewan Senior Unsecured Notes, 5.250% Due 05/15/14	500,000	547,160
18.6% - Total Industrials		$9,158,974

Utilities
AT&T Inc. Senior Unsecured Notes, 6.700% Due 11/15/13	930,000	1,057,336
Duke Energy Corporation Senior Unsecured Notes, 6.300% Due 02/01/14	815,000	908,424
Midamerican Energy Holdings, Senior Unsecured Notes, 5.875% Due 10/01/12	769,000	830,069
National Rural Utilities Collateral Trust, 5.500% Due 07/01/13	300,000	328,667
Virginia Electric & Power Company Senior Unsecured Notes, 5.100% Due 11/30/12	500,000	537,622
7.4% - Total Utilities		$3,662,118

Taxable Municipal Bonds
Campbell Kenton & Boone Counties Kentucky Sanitation District Revenue-
Build America Bonds (Federally Taxable), 3.500% Due 08/01/13	380,000	391,803
State of Kentucky Property & Buildings Commission Revenue
Build America Bonds (Federally Taxable), 4.077% Due 11/01/15	1,000,000	1,038,410
2.9% - Total Municipal Bonds		$1,430,213

United States Government Agency Obligations
Federal National Mortgage Association Notes, 1.500% Due 10/14/14	2,000,000	1,988,568
Federal National Mortgage Association Notes, Step Up Coupon, 2.000% Due 03/26/15	1,500,000	1,536,876
Federal National Mortgage Association Notes, 2.000% Due 05/05/15	1,750,000	1,749,645
Federal National Mortgage Association Notes Step Up Coupon, 2.125% Due 12/30/15	1,000,000	995,809
Fannie Mae Notes, 3.000% Due 07/23/15	1,850,000	1,905,187
16.6% - Total United States Government Agency Obligations		$8,176,085

The accompanying notes are an integral part of these financial statements.

12

Johnson Enhanced Return Fund	Portfolio of Investments as of December 31, 2010

United States Government Agency Obligations - Mortgage Backed Securities
Fannie Mae CMO Pool 2006-54 Class PE, 6.000% Due 02/25/33	463,957	493,573
Federal National Mortgage CMO Pool 2003-20 Cl. HR, 4.500% Due 10/25/16	29,413	29,510
Freddie Mac Gold 7 Year Balloon, 4.500% Due 05/01/12	185,652	190,481
1.4% - Total United States Government Agency Obligations - Mortgage Backed Securities		$713,564

United States Government Treasury Obligations
United States Treasury Note, 1.125% Due 12/15/11	1,500,000	1,511,544
United States Treasury Bill, 0% Due 06/30/2011**	4,000,000	3,994,875
11.2% - Total United States Government Treasury Obligations		$5,506,419

Total Portfolio Value: 85.4%		$42,086,697
(Identified Cost $41,319,637)

Other Assets Less Liabilities: 14.6%		$7,172,278

Total Net Assets: 100.0%		$49,258,975

Futures Contracts	Long	Unrealized
	Contracts	Appreciation
E-mini Standard & Poors 500 expiring March 2011 (50 units per contact)	782	$624,345
(Notional Value of $49,173,724)

** Non-income producing security
CMO - Collateralized Mortgage Obligation

The accompanying notes are an integral part of these financial statements.

13

JOHNSON MUTUAL FUNDS	December 31, 2010

Statements of Assets and Liabilities

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
Assets:
Investment Securities at Fair Value*	$57,596,981	$56,032,526	$53,268,375	$42,086,697
Cash & Cash Equivalents	$3,478,511	$4,753,492	$1,138,408	$2,437,966
Cash Held at Broker	0	0	0	4,398,750
Interest Receivable	649,307	584,505	632,912	408,825
Total Assets	$61,724,799	$61,370,523	$55,039,695	$49,332,238

Liabilities:
Accrued Management Fee	$14,207	$14,091	$13,264	$14,613
Payable for Variation Margin on Futures Contracts	0	0	0	58,650
Total Liabilities	$14,207	$14,091	$13,264	$73,263

Net Assets	$61,710,592	$61,356,432	$55,026,431	$49,258,975

Net Assets Consist of:
Paid in Capital	$60,537,160	$58,695,673	$51,652,468	$58,510,351
Undistributed Net Investment Income (Loss)	17,387	21,420	538	-
Accumulated Net Realized Gain
(Loss) from Security Transactions & Futures	(194,561)	272	110,919	(10,642,781)
Net Unrealized Gain on Investments	1,350,606	2,639,067	3,262,506	767,060
Net Unrealized Gain on Futures Contracts	0	0	0	624,345

Net Assets	$61,710,592	$61,356,432	$55,026,431	$49,258,975

Shares Outstanding (Unlimited
Amount Authorized)	4,040,992	3,868,193	3,433,572	3,703,729

Offering, Redemption and
Net Asset Value Per Share	$15.27	$15.86	$16.03	$13.30

*Identified Cost of Securities	$56,246,375	$53,393,459	$50,005,869	$41,319,637

The accompanying notes are an integral part of these financial statements.

14

JOHNSON MUTUAL FUNDS	December 31, 2010

Statements of Operations

	JIC	JIC	JIC	Johnson
	Institutional	Institutional	Institutional	Enhanced
	Bond Fund I	Bond Fund II	Bond Fund III	Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2010	12/31/2010	12/31/2010
Investment Income:
Interest	$2,065,285	$2,450,794	$2,543,577	$1,292,804

Expenses:
Gross Management Fee	$171,270	$170,768	$163,273	$447,066
Management Fee Waiver (Note #4)	$(5,710)	$(5,693)	$(5,444)	$(290,593)
Net Expenses	$165,560	$165,075	$157,829	$156,473

Net Investment Income	$1,899,725	$2,285,719	$2,385,748	$1,136,331

Net Realized Gain from Security Transactions	$293,602	$689,124	$522,366	$39,855
Net Realized Gain from Futures Contracts	0	0	0	5,793,821
Net Unrealized Change on Investments	(329,121)	479,669	1,110,344	(35,267)
Net Unrealized Change on Futures Contracts	0	0	0	543,810

Net Gain (Loss) on Investments	$(35,519)	$1,168,793	$1,632,710	$6,342,219

Net Increase (Decrease) in Net Assets
from Operations	$1,864,206	$3,454,512	$4,018,458	$7,478,550

The accompanying notes are an integral part of these financial statements.

15

JOHNSON MUTUAL FUNDS	December 31, 2010

Statements of Changes in Net Assets

	JIC		JIC		JIC		Johnson
	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III		Enhanced Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009	12/31/2010	12/31/2009
Operations:
Net Investment Income	$1,899,725	$2,079,047	$2,285,719	$2,326,053	$2,385,748	$2,325,118	$1,136,331	$1,134,339
Net Realized Gain from Security Transactions	293,602	197,014	689,124	767,913	522,366	980,801	39,855	162,047
Net Realized Gain from Futures Contracts	0	0	0	0	0	0	5,793,821	11,135,981
Net Unrealized Change on Investments	(329,121)	681,571	479,669	157,905	1,110,344	82,088	(35,267)	1,178,646
Net Unrealized Change on Futures Contracts	0	0	0	0	0	0	543,810	(1,232,160)
Net Increase in Net
Assets from Operations	$1,864,206	$2,957,632	$3,454,512	$3,251,871	$4,018,458	$3,388,007	$7,478,550	$12,378,853

Distributions to Shareholders:
Net Investment Income	$(1,913,998)	$(2,054,272)	$(2,294,704)	$(2,298,323)	$(2,385,232)	$(2,340,460)	$(1,156,701)	$(1,134,177)
Net Realized Gain from
Security Transactions	0	0	(674,641)	(523,998)	(519,176)	(858,372)	0	0
Net Decrease in Net Assets
from Distributions	$(1,913,998)	$(2,054,272)	$(2,969,345)	$(2,822,321)	$(2,904,408)	$(3,198,832)	$(1,156,701)	$(1,134,177)

Capital Share Transactions:
Proceeds From Sale of Shares	$15,548,108	$9,349,484	$13,906,602	$8,376,373	$9,584,128	$7,814,852	$12,572,784	$8,785,000
Net Asset Value of Shares Issued onReinvestment of Distributions	0	0	674,641	523,998	519,176	858,373	1,156,701	1,134,177
Cost of Shares Redeemed	(8,707,745)	(8,747,142)	(8,398,443)	(9,290,350)	(8,598,906)	(9,382,084)	(13,442,643)	(15,831,444)
Net Increase (Decrease) in Net Assetsfrom Capital Share Transactions	$6,840,363	$602,342	$6,182,800	$(389,979)	$1,504,398	$(708,859)	$286,842	$(5,912,267)

Net Change in Net Assets	$6,790,571	$1,505,702	$6,667,967	$39,571	$2,618,448	$(519,684)	$6,608,691	$5,332,409

Net Assets at Beginning of Year	$54,920,021	$53,414,319	$54,688,465	$54,648,894	$52,407,983	$52,927,667	$42,650,284	$37,317,875

Net Assets at End of Year	$61,710,592	$54,920,021	$61,356,432	$54,688,465	$55,026,431	$52,407,983	$49,258,975	$42,650,284

Including Accumulated UndistributedNet Investment Income (Loss)	$17,387	$26,020	$21,420	$16,195	$538	$0	$-	$16,703

The accompanying notes are an integral part of these financial statements.

16

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Year:

	Year Ended December 31
	2010	2009	2008	2007	2006

Net Asset Value Beginning of Year	$15.28	$15.01	$14.84	$14.60	$14.54

Operations:
Net Investment Income	$0.50	$0.61	$0.62	$0.61	$0.56
Net Gains (Losses) on Securities (Realized and Unrealized)	$(0.01)	$0.26	$0.17	$0.24	$0.06
Total Operations	$0.49	$0.87	$0.79	$0.85	$0.62

Distributions:
Distributions from Net Investment Income	$(0.50)	$(0.60)	$(0.62)	$(0.61)	$(0.56)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00
Total Distributions	$(0.50)	$(0.60)	$(0.62)	$(0.61)	$(0.56)

Net Asset Value at End of Year	$15.27	$15.28	$15.01	$14.84	$14.60

Total Return(a)	3.28%	5.89%	5.47%	5.96%	4.39%

Net Assets End of Year (Millions)	$61.71	$54.92	$53.41	$59.97	$57.67

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.26%	3.98%	4.11%	4.14%	3.88%
Average Net Assets after Waiver	3.27%	3.99%	4.14%	4.16%

Portfolio Turnover Rate	38.27%	29.96%	29.25%	25.40%	26.22%
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively. (Note #4)

The accompanying notes are an integral part of these financial statements.

17

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Year:

	Year Ended December 31
	2010	2009	2008	2007	2006

Net Asset Value Beginning of Year	$15.72	$15.59	$15.26	$14.94	$14.99

Operations:
Net Investment Income	$0.64	$0.71	$0.69	$0.68	$0.66
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.33	$0.27	$0.33	$0.32	$(0.05)
Total Operations	$0.97	$0.98	$1.02	$1.00	$0.61

Distributions:
Distributions from Net Investment Income	$(0.64)	$(0.70)	$(0.69)	$(0.68)	$(0.66)
Distributions from Net Realized Capital Gains	$(0.19)	$(0.15)	$0.00	$0.00	$0.00
Total Distributions	$(0.83)	$(0.85)	$(0.69)	$(0.68)	$(0.66)

Net Asset Value at End of Year	$15.86	$15.72	$15.59	$15.26	$14.94

Total Return(a)	6.19%	6.43%	6.89%	6.87%	4.18%

Net Assets End of Year (Millions)	$61.36	$54.69	$54.65	$60.26	$57.84

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	3.94%	4.48%	4.42%	4.51%	4.43%
Average Net Assets after Waiver	3.95%	4.49%	4.45%	4.53%

Portfolio Turnover Rate	29.19%	24.75%	13.24%	16.41%	17.25%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively. (Note #4)

The accompanying notes are an integral part of these financial statements.

18

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Year:

	Year Ended December 31
	2010	2009	2008	2007	2006

Net Asset Value Beginning of Year	$15.71	$15.64	$15.40	$15.05	$15.21

Operations:
Net Investment Income	$0.70	$0.74	$0.75	$0.73	$0.73
Net Gains (Losses) on Securities (Realized and Unrealized)	$0.47	$0.33	$0.42	$0.35	$(0.16)
Total Operations	$1.17	$1.07	$1.17	$1.08	$0.57

Distributions:
Distributions from Net Investment Income	$(0.70)	$(0.74)	$(0.75)	$(0.73)	$(0.73)
Distributions from Net Realized Capital Gains	$(0.15)	$(0.26)	$(0.18)	$0.00	$0.00
Total Distributions	$(0.85)	$(1.00)	$(0.93)	$(0.73)	$(0.73)

Net Asset Value at End of Year	$16.03	$15.71	$15.64	$15.40	$15.05

Total Return(a)	7.54%	7.07%	7.89%	7.42%	3.92%

Net Assets End of Year (Millions)	$55.03	$52.41	$52.93	$57.60	$54.67

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.29%	0.29%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets before Waiver	4.30%	4.68%	4.80%	4.83%	4.89%
Average Net Assets after Waiver	4.31%	4.69%	4.83%	4.85%

Portfolio Turnover Rate	23.39%	20.09%	12.59%	17.73%	14.71%

(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	In 2010, 2009, 2008 and 2007, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.29%, 0.29%, 0.27% and 0.28%, respectively. (Note #4)

The accompanying notes are an integral part of these financial statements.

19

FINANCIAL HIGHLIGHTS	Johnson Enhanced Return Fund

Selected Data for a Share Outstanding Throughout the Year:

	Year Ended December 31
	2010	2009	2008	2007	2006

Net Asset Value Beginning of Year	$11.61	$9.00	$15.03	$16.20	$15.00

Operations:
Net Investment Income	$0.31	$0.28	$0.50	$0.78	$0.51
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	$1.69	$2.61	$(6.03)	$0.14	$1.80
Total Operations	$2.00	$2.89	$(5.53)	$0.92	$2.31

Distributions:
Distributions from Net Investment Income	$(0.31)	$(0.28)	$(0.50)	$(0.76)	$(0.53)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(1.33)	$(0.58)
Total Distributions	$(0.31)	$(0.28)	$(0.50)	$(2.09)	$(1.11)

Net Asset Value at End of Year	$13.30	$11.61	$9.00	$15.03	$16.20

Total Return(a)	17.56%	32.65%	(37.58%)	5.66%	15.59%

Net Assets End of Year (Millions)	$49.26	$42.65	$37.32	$54.62	$52.36

Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.89%	2.13%	3.40%	4.00%	4.08%
Average Net Assets after Waiver	2.54%	2.78%	4.05%	4.65%	4.73%

Portfolio Turnover Rate	48.42%	42.04%	35.06%	37.32%	17.30%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)
The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%.  The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2011.  (Note #4)

The accompanying notes are an integral part of these financial statements.

20

NOTES TO THE FINANCIAL STATEMENTS

1)  Organization:
The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000.  The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005.

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)  Security Valuation and Transactions:
The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. Generally Accepted Accounting Principles in the United States (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:
A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Sovereign Bonds.   Bonds issued by foreign countries are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Sovereign bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities.  Agency issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal Bonds are normally valued using market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

21

NOTES TO THE FINANCIAL STATEMENTS

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s net assets as of December 31, 2010:

JIC Institutional Bond Fund I	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,142,262	$—	$13,142,262
Industrial	—	11,833,062	—	11,833,062
Utilities	—	3,286,783	—	3,286,783
U.S. Agency Obligations	—	15,351,681	—	15,351,681
U.S. Agency Obligations – Mortgage-Backed	—	421,742	—	421,742
U.S. Treasury Obligations	—	8,436,379	—	8,436,379
Taxable Municipal Bonds	—	3,596,413	—	3,596,413
Sovereign Bonds	—	1,528,659	—	1,528,659
Total	$—	$57,596,981	$—	$57,596,981

JIC Institutional Bond Fund II	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$12,947,908	$—	$12,947,908
Industrial	—	9,514,046	—	9,514,046
Utilities	—	4,569,397	—	4,569,397
U.S. Agency Obligations	—	10,060,464	—	10,060,464
U.S. Agency Obligations – Mortgage-Backed	—	3,255,374	—	3,255,374
U.S. Treasury Obligations	—	9,129,887	—	9,129,887
Taxable Municipal Bonds	—	5,445,434	—	5,445,434
Sovereign Bonds	—	1,110,016	—	1,110,016
Total	$—	$56,032,526	$—	$56,032,526

JIC Institutional Bond Fund III	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$12,057,537	$—	$12,057,537
Industrial	—	11,816,893	—	11,816,893
Utilities	—	3,259,256	—	3,259,256
U.S. Agency Obligations	—	11,443,766	—	11,443,766
U.S. Agency Obligations – Mortgage-Backed	—	1,846,033	—	1,846,033
U.S. Treasury Obligations	—	8,185,170	—	8,185,170
Taxable Municipal Bonds	—	4,659,720	—	4,659,720
Total	$—	$53,268,375	$—	$53,268,375

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$13,439,324	$—	$13,439,324
Industrial	—	9,158,974	—	9,158,974
Utilities	—	3,662,118	—	3,662,118
Taxable Municipal Bonds	—	1,430,213	—	1,430,213
U.S. Agency Obligations	—	8,176,085	—	8,176,085
U.S. Agency Obligations – Mortgage-Backed	—	713,564	—	713,564
U.S. Treasury Obligations	—	5,506,419	—	5,506,419
Sub-Total	$—	$42,086,697	$—	$42,086,697
Other Financial Instruments*	624,345	—	—	624,345
Total	$624,345	$42,086,697	$—	$42,711,042

*Other financial instruments are futures contracts not reflected in the Portfolio of Investments, and are valued at the unrealized appreciation on the contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value.  Therefore, no reconciliation of Level 3 securities is included for this reporting period.  As of and during the year ended December 31, 2010,  Futures Contracts were transferred from Level 2 to Level 1, based on management’s re-evaluation of the inputs used and where they fall within the hierarchy.  However, there were no changes to inputs used in valuing the futures contracts.

22

NOTES TO THE FINANCIAL STATEMENTS

3)  Summary of Significant Accounting Policies:

Financial Futures Contracts:
The Johnson Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation.  The Enhanced Return Fund enters into S&P 500 Mini contracts four times a year, generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December).  The contracts are held until it is time to roll into the next contracts.  The average daily notional value for the year ended December 31, 2010 was $44,361,594.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statement of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statement of Operations.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date.  A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold.  Realized gains/losses on futures contracts are reported separately within the Statement of Operations.  The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Balance of Net Due to Broker as of December 31, 2010:
Net variation margin payable on futures contracts as of December 31, 2010:	$58,650
Net Due to Broker:	$58,650

As of December 31, 2010, Cash Held at Broker represents cash held as additional collateral against the futures contracts, and is restricted from withdrawal.

Investment Income and Realized Capital Gains and Losses on Investment Securities:
Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method.

Income Taxes:
It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:
As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2007.

Distributions:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.  The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2010, JIC Institutional Bond Fund I reclassified $(311,784) from Accumulated Net Realized Loss to Paid-In-Capital, due to the expiration of a portion of the Fund’s capital loss carry-forward.  No other material reclassifications were made for the other Funds.

4) Investment Advisory Agreement:
The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the “Adviser”) will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30%, before the contractual waiver described below, of the Fund's average daily net assets, which is accrued daily and paid monthly.  The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 1.00%, before the contractual waiver described below, of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2010 as indicated below.   The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.29%.  The Adviser intends the fee waiver to be permanent, although the Adviser has the right to remove this fee waiver any time after April 30, 2011.  Also, the Adviser has agreed to waive a part of the management fee for the Johnson Enhanced Return Fund from a maximum of 1.00% to an effective fee ratio of 0.35%.  The Adviser intends the fee waiver to be permanent, although the Advisor has the right to remove this fee waiver any time after April 30, 2011.

23

NOTES TO THE FINANCIAL STATEMENTS

				Management Fee
Fund	Fee	Fee Waiver	Effective Fee Ratio	After Waiver	Waiver
JIC Institutional Bond Fund I	0.30%	0.01%	0.29%	$165,560	$5,710
JIC Institutional Bond Fund II	0.30%	0.01%	0.29%	$165,075	$5,693
JIC Institutional Bond Fund III	0.30%	0.01%	0.29%	$157,829	$5,444
Johnson Enhanced Return Fund	1.00%	0.65%	0.35%	$156,473	$290,593

At December 31, 2010, management fees payable amounted to $14,207, $14,091, $13,264 and $14,613 for the JIC Institutional Bond I, JIC Institutional Bond II, JIC Institutional Bond III, and Johnson Enhanced Return Funds, respectively.

5)  Related Party Transactions:
All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser.  Total compensation for the independent Trustees as a group was $36,000 for the year ended December 31, 2010, which was paid by the Adviser, and as a group they received no additional compensation from the Trust.  The Trust consists of fourteen Funds:  Johnson Equity Income Fund, Johnson Growth Fund, Johnson Dynamic Growth Fund, Johnson Disciplined Large-Cap Fund, Johnson Disciplined Mid-Cap Fund, Johnson Disciplined Small-Cap Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III and Johnson Enhanced Return Fund.  The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2010, Covie and Company owned in aggregate 95.13% of the JIC Institutional Bond Fund I, 95.10% of the JIC Institutional Bond Fund II, and 100% of the JIC Institutional Bond Fund III.  At December 31, 2010, client accounts managed by Johnson Investment Counsel, Inc., with full advisory discretion, held in aggregate 71.76% of the Johnson Enhanced Return Fund, and the R. C. Archdiocese of Indianapolis owned in aggregate 26.32% of the Johnson Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.  Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds.  These services are paid for by the Adviser.

6) Purchases and Sales of Securities:
For the year ended December 31, 2010, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
JIC Institutional Bond Fund I	$20,193,649	$18,700,217	$4,301,233	$1,857,180
JIC Institutional Bond Fund II	14,772,101	15,192,567	3,101,719	884,224
JIC Institutional Bond Fund III	9,294,354	12,201,771	5,445,320	111,316
Johnson Enhanced Return Fund	18,544,877	11,492,354	1,513,418	4,495,564

7)  Share Transactions:
As of December 31, 2010, there were an unlimited number of shares of beneficial interest authorized for each Fund.  Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form.  Redemptions are recorded at the net asset value  determined following receipt of a shareholder's written or telephone request in proper form.

	JIC Institutional Bond Fund I		JIC Institutional Bond Fund II		JIC Institutional Bond Fund III		Johnson Enhanced Return Fund
	2010	2009	2010	2009	2010	2009	2010	2009
Shares Sold to Investors	1,011,541	613,000	866,759	532,451	591,075	495,520	989,780	929,531
Shares Issued on Reinvestment of Dividends	0.00	0.00	42,591	33,270	32,489	54,604	96,056	114,711
Subtotal	1,011,540	613,000	909,350	565,721	623,564	550,124	1,085,836	1,044,242
Shares Redeemed	(565,252)	(576,722)	(519,629)	(593,617)	(526,585)	(597,249)	(1,055,372)	(1,518,007)
Net Increase During Year	446,289	36,278	389,721	(27,896)	96,979	(47,125)	30,464	(473,765)
Shares Outstanding:
Beginning of Year	3,594,703	3,558,425	3,478,472	3,506,368	3,336,593	3,383,718	3,673,265	4,147,030
End of Year	4,040,992	3,594,703	3,868,193	3,478,472	3,433,572	3,336,593	3,703,729	3,673,265

24

NOTES TO THE FINANCIAL STATEMENTS

8)  Security Transactions:
For Federal income tax purposes, the cost of investments owned on December 31, 2010 was the same as identified cost for the JIC Institutional Bond Funds.  The difference between book and tax for the Enhanced Return Fund is attributable to the deferral of losses on wash sales.  As of December 31, 2010, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	(Depreciation)	Net Appreciation (Depreciation)
JIC Institutional Bond Fund I	$56,246,375	$1,491,016	$(140,410)	$1,350,606
JIC Institutional Bond Fund II	$53,393,459	$2,854,236	$(215,169)	$2,639,067
JIC Institutional Bond Fund III	$50,005,868	$3,370,548	$(108,042)	$3,262,506
Johnson Enhanced Return Fund	$41,319,637	$856,518	$(89,518)	$767,060

9)  Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10) Distributions to Shareholders:

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain	Total Distributions Paid
JIC Institutional Bond Fund I	2009	$2,054,272	0	0	$2,054,272
	2010	$1,913,998	0	0	$1,913,998
JIC Institutional Bond Fund II	2009	$2,310,669	511,652	0	$2,822,321
	2010	$2,294,704	674,641	0	$2,969,345
JIC Institutional Bond Fund III	2009	$2,337,573	803,680	57,579	$3,198,832
	2010	$2,385,232	519,176	0	$2,904,408
Johnson Enhanced Return Fund	2009	$1,134,177	0	0	$1,134,177
	2010	$1,156,701	0	0	$1,156,701

As of December 31, 2010, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax.  The capital loss carryovers will expire as follows:

	Capital Loss Carryovers to Expire In:							Total Capital Loss
	2011	2012	2013	2014	2015	2016	2017	Carryover
JIC Institutional Bond Fund I	$18,453	$9,554	$88,244	$16,113	$62,197			$194,561
Johnson Enhanced Return Fund						$10,018,436		$10,018,436

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Income on a Tax Basis
JIC Institutional Bond Fund I	$17,387	$(194,561)	$-	$1,350,606	$1,173,432
JIC Institutional Bond Fund II	21,420	-	272	2,639,067	2,660,759
JIC Institutional Bond Fund III	110,451	-	1,006	3,262,506	3,373,963
Johnson Enhanced Return Fund	-	(10,018,436)	-	767,060	(9,251,376)

25

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2010 and held through December 31, 2010.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

JIC Institutional Bond Fund I	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,007.90	$1.47
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund II	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,011.36	$1.47
Hypothetical	$1,000.00	$1,023.74	$1.48

JIC Institutional Bond Fund III	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,009.36	$1.47
Hypothetical	$1,000.00	$1,023.74	$1.48

Johnson Enhanced Return Fund	Beginning Account Value June 30, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010 – December 31, 2010
Actual	$1,000.00	$1,236.27	$1.97
Hypothetical	$1,000.00	$1,023.44	$1.79
*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).    For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.29%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

26

ADDITIONAL INFORMATION

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge:  (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

     Johnson Mutual Funds
     3777 West Fork Road
     Cincinnati OH 45247

27

Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Ste 1100 Westlake, OH 44145-1524 www.cohenfund.com	440.835.8500 440.835.1093 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund (the “Funds”), four of the series constituting Johnson Mutual Funds Trust, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, JIC Institutional Bond Fund III, and Johnson Enhanced Return Fund, of the Johnson Mutual Funds Trust, as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
[Missing Graphic Reference]

/s/ Cohen Fund Audit Services
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
March 1, 2011

Registered with the Public Company Accounting Oversight Board

28

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Fund is provided below.  Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees.  Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.  The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170

NAME, ADDRESS AND AGE		CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD
INTERESTED TRUSTEE
Timothy E. Johnson (68) 3777 West Fork Road Cincinnati, Ohio 45247		President and Trustee	Since 1992	President and Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	14	Director, Kendle International, Inc.

INDEPENDENT TRUSTEES

Ronald H. McSwain (68) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	14	None

Kenneth S. Shull (81) 3777 West Fork Road Cincinnati, Ohio 45247		Trustee	Since 1992	Retired plant engineer at The Procter & Gamble Company	14	None

John R. Green (68) 3777 West Fork Rd. Cincinnati, OH 45247		Trustee	Since 2006	Retired from The Procter & Gamble Company	14	None

James J. Berrens (45) 3777 West Fork Rd Cincinnati, OH 45247		Trustee	Since 2006	Chief Financial Officer, Christian Community Health Center, since September 2010; Controller of MSA, Inc., January 2006 through September 2010	14	None

OFFICERS

Dale H. Coates (52) 3777 West Fork Road Cincinnati, Ohio 45247		Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A

Marc E. Figgins (46) 3777 West Fork Road Cincinnati, Ohio 45247		Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA

Scott J. Bischoff (44) 3777 West Fork Road Cincinnati, Ohio 45247	.	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser	NA	NA

Jennifer J. Kelhoffer (39) 3777 West Fork Road Cincinnati, Ohio 45247		Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

29

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Trustee, President
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	CFO, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100   (800) 541-0170

Custodian
US Bank
425 Walnut Street
Cincinnati, OH  45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio  44145-1524

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio  45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, the code of ethics was not amended.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at
513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC.  The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

	FY 2009	$ 86,000.00
	FY 2010	$ 86,000.00

(b)	Audit-Related Fees

		Registrant	Adviser

	FY 2009	$ 5,350.00	$ 0.00
	FY 2010	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

		Registrant	Adviser

	FY 2009	$ 26,000.00	$ 0.00
	FY 2010	$ 22,000.00	$ 0.00

	Nature of the services:	The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2009	$ 0.00	$ 0.00
FY 2010	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit  services  were  pre-approved  by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)  During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

 (g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

		Registrant	Adviser

	FY 2009	$ 26,000.00	$ 0.00
	FY 2010	$ 22,000.00	$ 0.00

(h)	Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of February 23, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By:  /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Timothy E. Johnson
Timothy E. Johnson, President
Date March 10, 2011

By:  /s/ Marc E. Figgins
Marc E. Figgins, Treasurer
Date March 10, 2011